                                                                    Exhibit 10.2


                                  OFFICE LEASE

THIS LEASE, made this 2nd day of July 1998, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and BALDWIN PIANO AND ORGAN COMPANY, a Delaware corporation ("Tenant").


                              W I T N E S S E T H:


ARTICLE 1 - LEASE OF PREMISES
-----------------------------

SECTION 1.01. LEASE OF PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to all of the terms and conditions hereinafter set forth, office space in the office building to be built described below which is commonly known as 4680 Governor's Pointe in Warren County, Ohio (the "Building") for the term hereinafter specified. The Building shall be a class A office building containing approximately 125,919 rentable square feet with a two-story atrium lobby. A rendering of the Building is set forth on attached EXHIBIT A-1. The space in the Building hereby leased to Tenant is set forth in Item A of the Basic Lease Provisions and is cross- hatched on EXHIBIT A attached hereto (the "Leased Premises"). Landlord reserves the right to alter any portion of the Building not included within the Leased Premises; provided, however, Tenant's access to the Leased Premises shall not be materially impaired. Elevators shall not be leased to Tenant and shall remain under Landlord's control.

SECTION 1.02.  BASIC LEASE PROVISIONS.

A.       Building Address: 4680 Parkway Drive, Mason, Ohio 45040; Floor: 2nd;
         Suite: 200;

B. Rentable Area: approximately 28,239 rentable square feet, which is based upon 25,101 usable square feet;

         Landlord shall use standards promulgated by the Building Owners and Managers Association, consistently applied, in determining the usable area of the Leased Premises and the rentable area of the Building. The Rentable Area of the Leased Premises shall include the usable area within the Leased Premises plus a pro rata portion of the area covered by the Common Areas (as defined in Section 18.03 herein) within the Building, which common area factor shall be 12.5%. Prior to the Commencement Date, Tenant may have an architect verify the usable area of the Leased Premises.

C. Building Expense Percentage: 22.43% (based upon 28,239 rentable square feet in a Building containing 125,919 rentable square feet);

D.       Minimum Annual Rent:

         Year     1        $317,688.75 per year
         Year     2        $325,595.64 per year
         Year     3        $333,785.04 per year
         Year     4        $342,256.68 per year
         Year     5        $350,728.32 per year
         Year     6        $359,482.44 per year
         Year     7        $368,518.92 per year
         Year     8        $377,837.76 per year
         Year     9        $387,156.72 per year
         Year     10       $395,910.72 per year;

E.       Monthly Rental Installments:

         Months 1-12       $26,474.06 per month
         Months 13-24      $27,132.97 per month
         Months 25-36      $27,815.42 per month
         Months 37-48      $28,521.39 per month
         Months 49-60      $29,227.36 per month
         Months 61-72      $29,956.87 per month
         Months 73-84      $30,709.91 per month
         Months 85-96      $31,486.48 per month
         Months 97-108     $32,263.06 per month
         Months 109-120    $32,992.56 per month;

F.       Lease Term: Ten (10) years and zero (0) months;

G.       Target Commencement Date: January 1, 1999;

H.       Security Deposit: None;

I. Broker(s): Duke Realty Services Limited Partnership, representing Landlord and Cincinnati Commercial Realtors representing Tenant;

J. Permitted Use: Display and demonstration and play of pianos, organs and other musical instruments (subject to Section 5.02), general office purposes and for no other purpose whatsoever;

K.       Address for payments and notices as follows:

                  Landlord:             Duke Realty Limited Partnership
                                        4555 Lake Forest Drive, Suite 400
                                        Cincinnati, OH 45242

                  With Rental
                  Payments to:          Duke Realty Limited Partnership
                                        P.O. Box 960664
                                        Cincinnati, OH 45296-0664

                  Tenant
                  Prior to
                  the Commencement
                  Date:                 Baldwin Piano and Organ Company
                                        422 Wards Corner Road
                                        Loveland, OH 45140

                  After the
                  Commencement
                  Date: Baldwin Piano and Organ Company 4680 Parkway Drive, Suite 200
                                        Mason, OH 45040

ARTICLE 2 - TERM AND POSSESSION
-------------------------------

SECTION 2.01. LEASE TERM. The term of this Lease shall be the period of time specified in Item F of the Basic Lease Provisions ("Lease Term") and shall commence on the earlier of sixty (60) days after (i) the date upon which Landlord shall provide Tenant notice that the "Tenant Finish Improvements' as defined in Section 2.02 are substantially completed, Landlord has obtained a temporary occupancy permit permitting Tenant's occupancy of the Leased Premises provided, however, that such date shall not be extended as a result of any Tenant caused delays or change orders; or (ii) the date Tenant takes possession or commences use of the Leased Premises. The date of commencement as defined above, hereinafter called the "Commencement Date," and the "Expiration Date" shall be confirmed by Tenant as provided in Section 2.03.

SECTION 2.02. CONSTRUCTION OF TENANT FINISH IMPROVEMENTS AND POSSESSION. Tenant shall personally inspect the Leased Premises when completed and accept the same "as-is' without representation or warranty by Landlord of any kind except as specifically provided herein and with the understanding that Landlord shall have no responsibility with respect thereto, except to construct in a good and workmanlike manner using new materials, the base building improvements as set forth on EXHIBIT B and the tenant finish improvements to be determined by Tenant below a finished ceiling ("Tenant Finish Improvements") so the Leased Premises will be available for Tenant's occupancy by the Early Occupancy Date as defined in Section 20.14 hereof, unless prevented by force majeure events, as defined below or Tenant caused delays ("Excusable Delays"). Landlord shall prepare the base building improvements at its sole cost and expense. Landlord shall provide an allowance for the direct costs of the Tenant Finish Improvements to the Leased Premises in an amount up to Fifteen Dollars ($15.00) per rentable square foot of the Leased Premises (the "Allowance"). The Allowance shall be used exclusively to construct and pay for the Tenant Finish Improvements that are directly related to the construction of the Leased Premises. Tenant shall reimburse Landlord for any cost or expense attributable to the Tenant Finish Improvements which exceed the Allowance, no later than thirty (30) days after receipt of an invoice from Landlord for such costs or expenses or at Tenant's request, Landlord shall amortize such increased costs over the term of the Lease as set forth below. Landlord shall contract with Duke Construction Management, Inc. ("Duke') to complete the Tenant Finish Improvements. As the general contractor, Duke will competitively bid the sub-contractors who will be working in the Leased Premises and obtain at least three (3) bids. Tenant shall have the right to review and approve all bids for the Tenant Finish Improvements. Duke shall receive a construction management fee equal to seven percent (7%) of the sum of the subcontractor's contract prices and the general conditions, representing the total construction cost, which amount shall be deducted from the Allowance. The Tenant Finish Improvements may, at Tenant's option, include the installation of a raised computer room floor from Tenant's current facility or new floor, security systems, UPS system, Liebert systems, back-up generator, design services and built-in reception area, as well as other tenant finishes. From and after receipt of notice from Landlord or earlier with the consent of Landlord and for a minimum of two (2) weeks prior to the Early occupancy Date, Tenant shall have the right and privilege of going onto the Leased Premises to complete interior decoration work and to prepare the Leased Premises for its occupancy, provided, however, that its schedule in so doing shall be communicated to Landlord and the approval of Landlord secured so as not to interfere with other work of Landlord being carried on at the time; and provided further that Landlord shall have no responsibility or liability whatsoever for any loss or damage to any of Tenant's leasehold improvements, fixtures, equipment or any other materials installed or left in the Leased Premises prior to the Early Occupancy Date unless such damage shall be the result of the gross negligence or willful misconduct of Landlord.

Landlord, at its sole cost and expense, shall pay for preliminary and final space plans and final construction drawings for the Leased Premises, the costs of such shall not be deducted from the Allowance.

Landlord shall also provide Tenant with up to One Dollar ($1.00) per rentable square foot of the Leased Premises for moving expenses ("Moving Allowance"). The Moving Allowance shall be paid by Landlord to Tenant within thirty (30) days after the Early Occupancy Date.

Landlord shall further provide Tenant with One Dollar and Fifty Cents ($1.50) per rentable square foot of the Leased Premises for voice/data cabling ("Cabling Allowance"). The Cabling Allowance shall be paid by Landlord to Tenant within thirty (30) days after the Early Occupancy Date.

Upon request of Tenant, Landlord shall amortize up to an additional $2.00 per rentable square foot of the Leased Premises in the Minimum Annual Rent with a nine percent (9%) amortization factor to accommodate any additional costs for tenant finish improvements and moving. Tenant and Landlord shall enter into an amendment of this Lease to adjust the Minimum Annual Rent and Monthly Rental Installments to reflect the additional allowance amount.

Notwithstanding the above, provided Tenant approves in writing the final floor plan by July 1, 1998, and Tenant approves in writing all costs for the Tenant Finish Improvements on or before August 15, 1998, and Landlord receives all long lead Tenant Finish Improvements specifically required by Tenant's designer and architect, and the Leased Premises have not been delivered to Tenant on or before November 1, 1998, completed with the Tenant Finish Improvements, subject to punch list items and Excusable Delays, then Landlord shall provide Tenant one
(1) day's minimum annual rental abatement for each day of delay after November 1, 1998 to be credited to Tenant's rental obligation which will otherwise begin to accrue after the actual Commencement Date. Such abatement shall be Tenant's sole remedy for Landlord's failure to deliver the Leased Premises as set forth above, and Tenant shall not be entitled to damages (consequential or otherwise) as a result thereof.

Force majeure shall be any failure to perform or delay caused by fire, earthquake, explosion, flood, hurricane, the elements, unusual weather conditions, acts of God or the public enemy, action, restrictions, limitations, or interference of governmental authorities or agents, war, invasion, insurrection, rebellion, riots, strikes or lockouts shortages of labor or materials or any other cause whether similar or dissimilar to the foregoing which is beyond the reasonable control of Landlord and any such failure or delay due to said causes or any of them shall not be deemed a breach of or default in the performance of this Lease.

SECTION 2.03. TENANT'S ACCEPTANCE OF THE LEASED PREMISES. Upon delivery of possession of the Leased Premises to Tenant as hereinbefore provided, Tenant and Landlord shall execute a letter of understanding acknowledging (i) the Commencement Date and Expiration Date of this Lease, and (ii) that Tenant has accepted the Leased Premises for occupancy and that the condition of the Leased Premises, including the Tenant Finish Improvements and the Building was at the time satisfactory and in conformity with the provisions of this Lease in all respects, except for any defects as to which Tenant shall give written notice to Landlord within thirty (30) days after such delivery or latent defects. Landlord shall promptly thereafter correct all such defects. Such letter of understanding shall become a part of this Lease. If Tenant takes possession of and occupies the Leased Premises, Tenant shall be deemed to have accepted the Leased Premises in the manner described in this Section 2.03, even though the letter of understanding provided for herein may not have been executed by Tenant.

SECTION 2.04. SURRENDER OF THE PREMISES. Upon the expiration or earlier termination of this Lease, or upon the exercise by Landlord of its right to re-enter the Leased Premises without terminating this Lease, Tenant shall immediately surrender the Leased Premises to Landlord, together with all alterations, improvements and other property as provided elsewhere herein, in broom-clean condition and in good order, condition and repair (except for ordinary wear and tear and damage which Tenant is not obligated to repair), failing which Landlord may restore the Leased Premises to such condition at Tenant's expense. Upon such expiration or termination, Tenant shall remove its personal property, trade fixtures, voice data wiring and cabling and any of Tenant's alterations designated to be removed by Landlord at the time of Landlord's approval of such alterations. Any property remaining in the Leased Premises after the expiration or termination of this Lease shall be deemed abandoned and Landlord shall have the right to remove and dispose of such property at Tenant's sole cost and expense. Tenant shall, at its expense, promptly repair any damage caused by any such removal, and shall restore the Leased Premises to the condition existing prior to the installation of the items so removed.

SECTION 2.05. HOLDING OVER. If Tenant retains possession of the Leased Premises after the expiration or earlier termination of this Lease, Tenant shall become a tenant from month-to-month at one hundred twenty-five percent (125%) of the then Minimum Annual Rent for the Leased Premises in effect upon the date of such expiration or earlier termination (subject to adjustment as provided in Article 3 hereof and prorated on a daily basis), and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease. Notwithstanding the foregoing provision, no holding over by Tenant shall operate to extend this Lease, and Tenant shall vacate and surrender the Leased Premises to Landlord upon Tenant being given thirty (30) days prior written notice from Landlord to vacate. The foregoing , provisions of this Section 2.05 are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord hereunder or as otherwise provided by law.

ARTICLE 3 - RENT
----------------

SECTION 3.01. MINIMUM ANNUAL RENT. Tenant shall pay to Landlord as Minimum Annual Rent for the Leased Premises the sum specified in Item D of the Basic Lease Provisions, payable in equal consecutive Monthly Rental Installments as specified in Item E of the Basic Lease Provisions, in advance, without deduction or offset, on or before the first day of each and every calendar month during the Lease Term; provided, however, that if the Commencement Date shall be a day other than the first day of a calendar month or the Expiration Date shall be a day other than the last day of a calendar month, the Monthly Rental Installment for such first or last fractional month shall be prorated on the basis of the number of days during the month this Lease was in effect in relation to the total number of days in such month.

SECTION 3.02.  ANNUAL RENTAL ADJUSTMENT.

A. DEFINITIONS. For purposes of this Section 3.02, the following definitions shall apply:

         1. "ANNUAL RENTAL ADJUSTMENT" - shall mean the amount of Tenant's Proportionate Share of Operating Expenses for a particular calendar year.

         2. "OPERATING EXPENSES" - shall mean the amount of all of Landlord's direct costs and expenses paid or incurred in operating and maintaining the Building (including the Common Areas as defined in Section 18.03) for a particular calendar year as reasonably determined by Landlord in accordance with generally accepted accounting principles, including all reasonable additional direct costs and expenses of operation and maintenance of the Building which Landlord reasonably determines that it would have paid or incurred during such year if the Building had been ninety- five percent (95%) occupied, including by way of illustration and not limitation: all general real estate taxes and all special assessments levied against the Building or service payments made in lieu thereof (hereinafter called "real estate taxes"), other than penalties for late payment; costs and expenses of contesting the validity or amount of real estate taxes; or service payments made in lieu thereof; insurance premiums; water, sewer, electrical and other utility charges other than the separately billed electrical and other charges paid by Tenant as provided in this Lease; elevators, the plumbing systems, the electrical systems, and the heating, ventilation and air-conditioning systems; cleaning and other janitorial services; tools and supplies; repair costs; landscape maintenance costs; access control services; license, permit and inspection fees; management fees and/or administrative fees not to exceed four percent (4%) of gross revenues; wages and related employee benefits payable for the management, maintenance and operation of the Building; amortization of capital improvements or replacements for the Building amortized over the useful life of such capital improvement that benefit the health and safety of the tenants of the Building, produce a reduction in operating costs or are required under any applicable governmental law, ordinance, resolution, order or regulation, together with interest at the rate of ten percent (10%) per annum on the unamortized balance thereof; an annual addition, equal to Ten Cents ($0.10) per square foot of the Building, to a reserve for other capital improvements or replacements for the Building; maintenance and repair costs, dues, fees and assessments incurred under any documents of record or owner association as described in those certain covenants filed in Deed Book 1045, Page 276 of the Warren County Recorder's Office (the "Covenants"); and in general all other costs and expenses which would be regarded as operating and maintenance costs and expenses. The foregoing list of Operating Expenses is for definitional purposes only and shall not impose any obligations upon Landlord to incur such expenses or provide such services. Notwithstanding the foregoing, operating Expenses shall not include the following:

                  a.       Leasing commissions.

                  b. The cost of tenant finish improvements provided solely for the benefit of other tenants or proposed tenants in the Building.

                  c. Costs of correcting building code violations or the payment of fines or citations in connection therewith, which violations were in existence on the Commencement Date.

                  d.       Depreciation on the Building.

                  e. The cost of services separately charged to another tenant in the Building.

                  f. Interest payments and financing costs associated with Building financing.

                  g. Legal fees and other costs and expenses associated with the preparation, interpretation and/or enforcement of leases or other obligations of tenants in the Building.

                  h. Except as otherwise expressly provided herein, the cost of any repairs or replacements which under generally accepted accounting principles are properly classified as capital expenditures.

                  i. Repairs and replacements for which and to the extent that Landlord has been reimbursed by insurance and/or paid pursuant to warranties.

                  j.       Advertising and promotional expenses.

                  k. Net recoveries from insurance policies taken out by Landlord, to the extent that the proceeds reimburse Landlord for expenses which have previously been included or which would otherwise be included in common area costs or expenses.

                  1. The cost of the land or the construction of the Building, whether initially or in connection with any replacement or expansion thereof, whether mandated by law or otherwise, including, without limitation, costs of correcting defective conditions in the Building resulting from defects in or inadequacy of the initial design or construction of the same.

                  m. The initial cost of the installation of the parking areas, landscaping and/or other facilities or the amortization or depreciation of that initial cost.

                  n. Any bad debt loss, rent loss, or reserves for bad debt or rent loss.

                  o. The cost of providing or performing improvements, work, repairs to or within any portion of the leased premises of any other tenants or occupants in the Building or to any other building which is not part of the Common Areas to the extent such amounts are directly billed to tenants.

                  p. Art work in the Building excluding the panels in the lobby of the Building.

                  q. Taxes on net income, stock, capital transfers or successions unless such taxes replace real estate taxes.

                  r. The costs incurred in connection with the clean-up or removal of hazardous materials in the Building or Common Areas prior to the Commencement Date.

                  s. The costs of repairing or restoring any portion of the Building damaged or destroyed by any casualty or peril whether insured or uninsurable above the amount of any reasonable deductible.

         3. "BUILDING EXPENSE PERCENTAGE" shall mean the percentage specified in Item C of the Basic Lease Provisions. This percentage was determined by dividing the Rentable Area in the Leased Premises by the total rentable area in the Building. Rentable Area excludes the elevators and elevator shafts, which are reserved to Landlord.

         4. "TENANT'S PROPORTIONATE SHARE OF OPERATING EXPENSES" shall be an amount equal to the product of Tenant's Building Expense Percentage as provided in Item C of the Basic Lease Provisions times the Operating Expenses.

B. Payment Obligation. In addition to the Minimum Annual Rent specified in this Lease, Tenant shall pay to Landlord as additional rent for the Leased Premises the Annual Rental Adjustment for such calendar year.

         1. Payment of Estimated Annual Rental Adjustment - The Annual Rental Adjustment shall be estimated annually by Landlord, and written notice thereof shall be given to Tenant at least thirty (30) days prior to the beginning of each calendar year. In the case of the calendar year in which the Lease Term commences, written notice of the estimated Operating Expenses shall be given Tenant prior to the Commencement Date. Tenant shall pay to Landlord each month, at the same time the Monthly Rental Installment is due, an amount equal to one-twelfth (1/12) of the estimated Annual Rental Adjustment.

         2. Increases in Estimated Annual Rental Adjustment - If real estate taxes or the cost of utility or janitorial services increase during a calendar year, Landlord may increase the estimated Annual Rental Adjustment during such year by giving Tenant written notice to that effect, and thereafter Tenant shall pay to Landlord, in each of the remaining months of such year, an amount equal to the amount of such increase in the estimated Annual Rental Adjustment divided by the number of months remaining in such year.

         3.       Adjustment to Actual Annual Rental Adjustment - Within ninety
                  (90) days after the end of each calendar year, Landlord shall prepare and deliver to Tenant a statement showing the actual Annual Rental Adjustment. Within thirty (30) days after receipt of the aforementioned statement, Tenant shall pay to Landlord, or Landlord shall credit against the next rent payment or payments due from Tenant, as the case may be, the difference between the actual Annual Rental Adjustment for the preceding calendar year and the estimated amount paid by Tenant during such year. If this Lease shall commence, expire or be terminated on any date other than the last day of a calendar year, then the Annual Rental Adjustment for such partial calendar year shall be prorated on the basis of the number of days during the year this Lease was in effect in relation to the total number of days in such year.

         4. Tenant Verification - Tenant or its designated certified public accountant shall have the right to inspect, at reasonable times and in a reasonable manner, during the one hundred eighty (180) day period following the delivery of Landlord's statement of the actual amount of the Annual Rental Adjustment, such of Landlord's books of account and records as pertain to and contain information concerning such costs and expenses in order to verify the amounts thereof. Tenant's failure to exercise its rights hereunder within said one hundred eighty (180) day period shall be deemed a waiver of its right to inspect or contest the method, accuracy or amount of the Annual Rental Adjustment.

                  In the event of any undisputed error, Landlord shall make a correcting payment in full to Tenant within thirty (30) days after the determination of the amount of such error. In the event of any errors on the part of Landlord which Landlord agrees were errors in excess of five percent (5%) of Tenant's actual operating expense liability for any calendar year, Landlord will also reimburse Tenant for all costs of an audit reasonably incurred by Tenant within the above thirty (30) day period. If within the period aforesaid, Tenant provides Landlord with its notice disputing the correctness of the statement, and if such dispute shall have not been settled by agreement, Tenant may submit the dispute to a reputable firm of independent certified public accountants selected by Tenant and approved by Landlord, such approval shall not be unreasonably withheld or delayed, and the decision of such accountants shall be conclusive and binding upon the parties. If such accountant decides that there was an error, Landlord will make correcting payment. The fees and expenses involved in such decision shall be borne by the unsuccessful party.

C. Net Lease. This Lease is what is commonly called a "net lease," it being understood that Tenant shall be responsible for, and shall bear its proportionate share of all costs associated with, the operation and maintenance of the Building and the Leased Premises.

D. Maximum Increase in Operating Expenses. Notwithstanding anything in this Lease to the contrary, Tenant's Proportionate Share of Operating Expenses for calendar year 1999 shall not exceed Six Dollars and Twenty-five Cents ($6.25) per rentable square foot per year. Tenant's Proportionate Share of Operating Expenses for calendar year 2000 shall not exceed Six Dollars and Fifty Cents ($6.50) per rentable square foot per year. Thereafter, Tenant will be responsible for Tenant's Proportionate Share of real estate taxes, including the reasonable costs and expenses of contesting the validity or amount of real estate taxes; services payments in lieu of real estate taxes, insurance premiums; utilities, snow removal and management or administrative fees applicable to such expenses ("Uncontrollable Expenses'), without regard to the level of increase in any or all of the above in any year or other period of time. Tenant shall receive its proportionate share of the benefit of any abatement or the failure to assess the Building for real estate tax purposes. Tenant's obligation to pay all other Building Operating Expenses which are not Uncontrollable Expenses (herein 'Controllable Expenses") shall be limited each year to a five percent (5%) per annum increase over the amount the Controllable Expenses for the immediately preceding calendar year would have been had the Controllable Expenses increased at the rate of five percent (5%) in all previous calendar years beginning with the actual Controllable Expenses for the year ending December 31, 2000.

ARTICLE 4 - SECURITY DEPOSIT [Intentionally Omitted]
----------------------------

ARTICLE 5 - OCCUPANCY AND USE
-----------------------------

SECTION 5.01. OCCUPANCY. Tenant shall use and occupy the Leased Premises for the purposes set forth in Item J of the Basic Lease Provisions and shall not use the Leased Premises for any other purpose whatsoever. Landlord acknowledges that Tenant's use shall require the moving of pianos in and out of the Building which may be accomplished by removing the roof of an elevator, removing railing and panels, as well as having a lift in and out of the lobby of the Building. Tenant agrees to coordinate such movement of pianos with Landlord, to pay the reasonable costs associated with moving such pianos and to be responsible for any damage caused by the moving of such pianos, and Landlord agrees to cooperate with and facilitate such moves.

SECTION 5.02. COVENANTS OF TENANT REGARDING USE. In connection with its use of the Leased Premises, Tenant agrees to do the following:

A. Tenant shall (i) use and maintain the Leased Premises and conduct its business thereon in a safe, careful, reputable and lawful manner, (ii) comply with the Covenants, if any, and all laws, rules, regulations, orders, ordinances, directions and requirements of any governmental authority or agency, now in force or which may hereafter be in force, including without limitation those which shall impose upon Landlord or Tenant any duty with respect to or triggered by a change in the use or occupation of, or any improvement or alteration to, the Leased Premises, (iii) comply with and obey all reasonable directions of the Landlord, including the Building Rules and Regulations attached hereto as EXHIBIT C and as may be modified from time to time by Landlord on reasonable notice to Tenant, and (iv) shall not do or permit anything to be done in or about the Leased Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them. Tenant and Landlord acknowledge that Tenant's use of the Leased Premises includes the demonstration and playing of pianos, organs and other musical instruments. Tenant agrees to demonstrate and play such pianos, organs and musical instruments at volumes which will not unreasonably interfere with other tenants in the Building. If Landlord reasonably determines based upon reasonable complaints by other tenants that such use does disturb such tenants, Tenant shall cease such use or shall have Landlord construct at Tenant's sole cost and expense a sound-proof room where such pianos, organs and musical instruments may be played. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of the Building Rules and Regulations, but agrees to take reasonable measures to assure such other tenant's compliance. The terms of this Lease shall govern any inconsistencies between this Lease and the Rules and Regulations.

B. Tenant shall not overload the floors of the Leased Premises beyond their designed weight- bearing capacity of eighty (80) pounds per square foot live load and twenty (20) pounds per square foot partition load. Landlord reserves the right to direct the positioning of all heavy equipment, furniture and fixtures which Tenant desires to place in the Leased Premises so as to distribute properly the weight thereof, and to require the removal of any equipment or furniture which exceeds the weight limit specified herein.

C. Tenant shall not use the Leased Premises, or allow the Leased Premises to be used, for any purpose or in any manner which would, in Landlord's opinion, invalidate any policy of insurance now or hereafter carried on the Building or increase the rate of premiums payable on any such insurance policy. Should Tenant fail to comply with this covenant, Landlord may, at its option, require Tenant to stop engaging in such activity or to reimburse Landlord as additional rent for any increase in premiums charged on the insurance carried by Landlord on the Leased Premises and attributable to the use being made of the Leased Premises by Tenant.

D. Tenant shall not inscribe, paint, affix or display any signs, advertisements or notices on the Building, except for such tenant identification information as Landlord permits to be included or shown on the directory board in the main lobby and on or adjacent to the access door or doors to the Leased Premises and except for Building signage otherwise permitted hereunder.

SECTION 5.03. LANDLORD'S RIGHTS REGARDING USE. In addition to the rights specified elsewhere in this Lease, Landlord shall have the following rights regarding the use of the Leased Premises or the Common Areas by Tenant, its employees, agents, customers and invitees, each of which may be exercised without notice or liability to Tenant:

A. Landlord may install such signs, advertisements or notices or tenant identification information on the directory board or tenant access doors as it shall deem necessary or proper.

B. Landlord shall approve or disapprove, prior to installation, all types of drapes, shades and other window coverings used in the Leased Premises, and may control all internal lighting that may be visible from outside the Leased Premises.

C. Landlord shall approve or disapprove, not to be unreasonably withheld, all sign painting and lettering for signage and vending machine vendors used or consumed on the Leased Premises and the Building, including the suppliers thereof. Tenant may decorate the Leased Premises during holiday periods, including holiday lighting which is not visible from the exterior of the Leased Premises, provided all such decorations are in compliance with all governmental codes and ordinances.

D. Landlord may control the Common Areas in such manner as it deems necessary or proper, including by way of illustration and not limitation, requiring all persons entering or leaving the Building to identify themselves and their business in the Building to a security guard; excluding or expelling any peddler, solicitor or loud or unruly person from the Building; and closing or limiting access to the Building or any part thereof, including entrances, corridors, doors, and elevators, during times of emergency, repairs or after regular business hours.

SECTION 5.04. ACCESS TO AND INSPECTION OF THE LEASED PREMISES. Tenant shall have twenty-four (24) hours a day access to the Leased Premises. Landlord, its employees and agents and any mortgagee of the Building shall have the right to enter any part of the Leased Premises at reasonable times with reasonable prior notice, except in the event of an emergency where no notice shall be required, for the purposes of examining or inspecting the same, showing the same to prospective purchasers, mortgagees or tenants and making such repairs, alterations or improvements to the Leased Premises or the Building as Landlord may deem necessary or desirable. If representatives of Tenant shall not be present to open and permit such entry into the Leased Premises at any time when such entry is necessary or permitted hereunder, Landlord and its employees and agents may enter the Leased Premises by means of a master or pass key or otherwise. Landlord shall incur no liability to Tenant except for Landlord's gross negligence or willful misconduct for such entry, nor shall such entry constitute an eviction of Tenant or a termination of this Lease, or entitle Tenant to any abatement of rent therefor.

ARTICLE 6 - UTILITIES AND OTHER BUILDING SERVICES
-------------------------------------------------

SECTION 6.01. SERVICES TO BE PROVIDED. Provided Tenant is not in default, Landlord shall furnish to Tenant, except as noted below, the following utilities and other building services to the extent reasonably necessary for Tenant's comfortable use and occupancy of the Leased Premises for general office use or as may be required by law or directed by governmental authority:

A. Heating, ventilation and air-conditioning twenty-four (24) hours a day except for shut downs due to normal maintenance and repairs which are not frequent, repetitive or excessive;

B. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation, which shall be 2.5 volt-amps per square foot for fluorescent lighting, 0.5 volt-amps for incandescent lighting and 3.0 volt-amps per square foot for receptacles and miscellaneous electric;

C.       Water in the Common Areas for lavatory and drinking purposes;

D.       Automatic elevator service;

E. Cleaning and janitorial service, including the supplying and installing of paper towels, toilet tissue and soap in the Common Areas and Leased Premises on Monday through Friday of each week except legal holidays in accordance with the specifications set forth on EXHIBIT G attached hereto and incorporated herein; provided, however, Tenant shall be responsible for carpet cleaning other than routine vacuuming;

F. Washing of windows at intervals reasonably established by Landlord with a minimum of two (2) times per year for exterior windows and two (2) times per year for interior windows;

G. Replacement of all lamps, bulbs, starters and ballasts in Building standard lighting (Landlord's standard tenant finish improvements being described in EXHIBIT B) as required from time to time as a result of normal usage;

H. Cleaning and maintenance of the Common Areas, including the removal of rubbish and snow;

I.       Repair and maintenance to the extent specified elsewhere in this Lease;
         and

J.       Card key security system in the Building.

SECTION 6.02. ADDITIONAL SERVICES. If Tenant requests any other utilities or building services in addition to those identified above or any of the above utilities or building services in frequency, scope, quality or quantity substantially greater than those which are normally provided in Class A office buildings for general office use, then Landlord shall use reasonable efforts to attempt to furnish Tenant with such additional utilities or building services. In the event Landlord is able to and does furnish such additional utilities or building services, the costs thereof shall be borne by Tenant, who shall reimburse Landlord monthly for the same as additional rent at the same time Monthly Rental Installments and other additional rent is due.

If any lights, machines, changes in density of staff or equipment (including but not limited to computers) used by Tenant in the Leased Premises materially affect the temperature otherwise maintained by the Building's air-conditioning system or generate substantially more heat in the Leased Premises than that which would normally be generated by the lights and business machines typically used by other tenants in the Building or by tenants in comparable office buildings, then Landlord shall have the right to install any machinery or equipment which Landlord considers reasonably necessary in order to restore the temperature balance between the Leased Premises and the rest of the Building, including equipment which modifies the Building's air-conditioning system. All costs expended by Landlord to install any such machinery and equipment and any additional costs of operation and maintenance occasioned thereby shall be borne by Tenant, who shall reimburse Landlord for the same as provided in this Section 6.02.

Tenant shall not install or connect any electrical equipment other than the business machines and equipment typically used for general office purposes by tenants in office buildings comparable to the Building (including personal computers and a main frame computer) without Landlord's prior written consent. Tenant shall be responsible for the costs to install any HVAC above the base Building standard HVAC to accommodate Tenant's computer room. If Landlord determines that the electricity used by the equipment to be so installed or connected exceeds the designed load capacity of the Building's electrical system or is in any way incompatible therewith, then Landlord shall have the right, as a condition to granting its consent, to make such modifications to the electrical system or other parts of the Building or Leased Premises, or to require Tenant to make such modifications to the equipment to be installed or connected, as Landlord considers to be reasonably necessary before such equipment may be so installed or connected. The cost of any such modifications shall be borne by Tenant, who shall reimburse Landlord for the same (or any portion thereof paid by Landlord) as provided in this Section 6.02.

SECTION 6.03. INTERRUPTION OF SERVICES. Tenant understands, acknowledges and agrees that any one or more of the utilities or other building services identified in Section 6.01 may be interrupted by reason of accident, emergency or other causes beyond Landlord's control, or may be discontinued or diminished temporarily by Landlord or other persons until certain repairs, alterations or improvements can be made; that Landlord does not represent or warrant the uninterrupted availability of such utilities or building services, and that any such interruption shall not be deemed an eviction or disturbance of Tenant's right to possession, occupancy and use of the Leased Premises or any part thereof, or render Landlord liable to Tenant for damages by abatement of rent or otherwise, or relieve Tenant or Landlord from the obligation to perform its covenants under this Lease.

Notwithstanding the foregoing, if (i) the restoration of service is entirely within Landlord's control, (ii) Landlord negligently fails to restore such service within a reasonable time, and (iii) the Leased Premises are therefore untenantable (meaning that Tenant is unable to use such space in the normal course of its business for the use permitted under this Lease for more than seven (7) consecutive business days, then Tenant shall notify Landlord (and Landlord's lender, if any) in writing that Tenant intends to abate rent. If service has not been restored within five (5) business days of Landlord's receipt of Tenant's notice, then Minimum Annual Rent shall abate on a per diem basis for each day after such seven (7) day period during which the Leased Premises remain untenantable. Such abatement shall be Tenant's sole remedy (excluding Tenant's right to sue for constructive eviction) for Landlord's failure to restore service as set forth above, and Tenant shall not be entitled to damages (consequential or otherwise) as a result thereof.

ARTICLE 7 - REPAIRS, MAINTENANCE, ALTERATIONS, IMPROVEMENTS AND
---------------------------------------------------------------
FIXTURES
--------

SECTION 7.01. REPAIR AND MAINTENANCE OF BUILDING. Subject to Section 7.02 and except for any repairs made necessary by the negligence, misuse, or default of Tenant, its employees, agents, customers and invitees, Landlord shall make all necessary repairs to the roof (to be kept free of leaks), foundations, structure, exterior walls, exterior doors, windows, corridors and other Common Areas of the Building, and Landlord shall keep the Building in a safe, clean and neat condition and use reasonable efforts to keep all equipment used in common with, other tenants, such as elevators, plumbing, heating, air conditioning and similar equipment, in good condition and repair. Except as provided in Article 6, Article 8 and Article 10 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Leased Premises or in or to any fixtures, appurtenances and equipment therein or thereon.

SECTION 7.02. REPAIR AND MAINTENANCE OF LEASED PREMISES. Landlord shall keep and maintain the Leased Premises in good order, condition and repair. Except for ordinary wear and tear, damage caused by Landlord, its agents or contractors and damage which Tenant is not obligated to repair as provided elsewhere in this Lease, the cost of all repairs and maintenance to the Leased Premises shall be borne by Tenant, who shall be separately billed and shall reimburse Landlord for the same as additional rent, or as a part of Operating Expenses. Tenant shall be allowed to make minor repairs and maintenance to the Leased Premises, provided such maintenance and repairs do not exceed Two Thousand Dollars ($2,000.00), they do not affect the structure of the Building or the Building systems, Tenant has provided Landlord with prior notice of such repairs and maintenance and such repairs and maintenance are done in a good and workmanlike manner.

SECTION 7.03. ALTERATIONS OR IMPROVEMENTS. Tenant shall not make or permit alterations of or upon any part of the Leased Premises or additions to the Leased Premises without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. Landlord's consent shall not be required for non-structural alterations costing less than Fifteen Thousand Dollars ($15,000.00), so long as the alterations do not affect the Building systems, Tenant uses contractors approved by Landlord, which approval shall not be unreasonably withheld, Tenant provides Landlord with "as-built" drawings for any modifications and Tenant notifies Landlord prior to making such alterations. As a condition of such approval, Landlord may require Tenant to remove the alterations and restore the Leased Premises upon termination of this Lease, Tenant shall at its sole expense and cost, ensure that all permitted alterations and additions which are made or necessitated thereby (whether inside or outside the Leased Premises) shall be made in accordance with all applicable laws, rules, codes, ordinances and regulations in a good and workmanlike manner and in quality equal to or better than the original construction of the Leased Premises or Building, and Tenant shall comply with such requirements as Landlord considers necessary or desirable. Landlord's consent to any such alterations or additions shall create no responsibility or liability on the part of Landlord for the completeness, design, sufficiency, or compliance with laws, rules, codes, ordinances, or regulations of such alterations or additions or the plans, specifications or working drawings therefor. Tenant shall promptly pay all costs attributable to such alterations and additions and shall promptly repair any damage to the Leased Premises, Building or Common Areas caused by or resulting from such alterations and additions. only such alterations and additions paid for by Landlord or out of the Allowance shall remain for the benefit of Landlord, provided, however, that Landlord may elect by written notice to Tenant to require that Tenant, at its expense, remove at the expiration or earlier termination of this Lease all or a portion of the alterations or additions made by Tenant and repair any damage caused by such removal. Tenant's obligations under this Section shall survive the expiration or earlier termination of this Lease.

Tenant shall indemnify and save harmless Landlord from all costs, loss or expense in connection with any construction or installation. No person shall be entitled to any lien directly or indirectly derived through or under Tenant or through or by virtue of any act or omission of Tenant upon the Leased Premises for any improvements or fixtures made thereon or installed therein or for or on account of any labor or material furnished to the Leased Premises or for or on account of any matter or thing whatsoever; and nothing in this Lease contained shall be construed to constitute a consent by Landlord to the creation of any lien. In the event any lien is filed against the Leased Premises, or any part thereof, for work claimed to have been done for or material claimed to have been furnished to Tenant, Tenant shall cause such lien to be bonded over or discharged of record within thirty (30) days after filing in accordance with the provisions of Article 11 hereof. Tenant shall indemnify and save harmless Landlord from all costs, losses, expenses, and attorneys' fees in connection with any such lien.

SECTION 7.04. TRADE FIXTURES. Any trade fixtures installed on the Leased Premises by Tenant at its own expense, such as movable partitions, counters, shelving, showcases, mirrors and the like, may, and, at the request of Landlord, shall be removed on the expiration or earlier termination of this Lease, provided that Tenant is not then in default, that Tenant bears the cost of such removal, and further that Tenant repairs at its own expense any and all damage to the Leased Premises resulting from such removal. If Tenant fails to remove any and all such trade fixtures from the Leased Premises on the expiration or earlier termination of this Lease, all such trade fixtures shall become the property of Landlord unless Landlord elects to require their removal, in which case Tenant shall, at its expense, promptly remove the same and restore the Leased Premises to their prior condition.

ARTICLE 8 - FIRE OR OTHER CASUALTY; CASUALTY INSURANCE
------------------------------------------------------

SECTION 8.01. SUBSTANTIAL DESTRUCTION OF THE BUILDING OR THE LEASED PREMISES. If either the Building or the Leased Premises should be substantially destroyed or damaged (which as used herein, means destruction or material damage to at least 50% of the Building or the Leased Premises) by fire or other casualty insured under the fire and extended coverage insurance provided by Landlord in accordance with Section 8.03 hereof, then Landlord or Tenant may, at its option, terminate this Lease by giving written notice of such termination to the other party within thirty (30) days after the date of such casualty. In such event, rent shall be apportioned to and shall cease as of the date of such casualty. if neither party exercises this option, then the Leased Premises shall be reconstructed and restored, at Landlord's expense, to substantially the same condition as they were prior to the casualty; provided however, that Landlord's obligation hereunder shall be limited to the reconstruction of the base building improvements in accordance with EXHIBIT B and such of the Tenant Finish Improvements as were originally required to be made by Landlord at Landlord's cost; and further provided that if Tenant has made any additional improvements pursuant to Section 7.03, Tenant shall reimburse Landlord for the cost of reconstructing the same. In the event of such reconstruction, rent shall be abated from the date of the casualty until substantial completion of the reconstruction repairs; and this Lease shall continue in full force and effect for the balance of the Lease Term. Notwithstanding anything contained herein to the contrary, in the event Landlord does not elect to terminate the Lease hereunder, Landlord shall use commercially reasonable efforts to complete such restoration within two hundred forty (240) days from the date of casualty and, if the Leased Premises remain untenantable for the use permitted hereunder after such two hundred forty (240) day period, Tenant shall have the right to terminate this Lease upon ten (10) days prior written notice to Landlord given by Tenant within ten (10) days after the expiration of the two hundred forty (240) day period.

SECTION 8.02. PARTIAL DESTRUCTION OF THE LEASED PREMISES. If the Leased Premises should be damaged by fire or other casualty insured under the fire and extended coverage insurance provided by Landlord in accordance with Section 8.03 hereof, but not substantially destroyed or damaged to the extent provided in Section 8.01, then such damaged part of the Leased Premises shall be reconstructed and restored, at Landlord's expense, to substantially the same condition as it was prior to the casualty; provided however, that Landlord's obligation hereunder shall be limited to the reconstruction of the base building improvements in accordance with EXHIBIT B and such of the Tenant Finish Improvements as were originally required to be made by Landlord at Landlord's cost; and further provided that if Tenant has made any additional improvements pursuant to Section 7.03, Tenant shall reimburse Landlord for the cost of reconstructing the same. In such event, if the damage is expected to prevent Tenant from carrying on its business in the Leased Premises, rent shall be abated in the proportion which the approximate area of the damaged part bears to the total area in the Leased Premises from the date of the casualty until substantial completion of the reconstruction repairs; and this Lease shall continue in full force and effect for the balance of the Lease Term. Landlord shall use reasonable diligence in completing such reconstruction repairs, but in the event Landlord fails to complete the same within one hundred eighty (180) days from the date of the casualty, Tenant may, at its option, terminate this Lease by giving Landlord written notice of such termination, whereupon both parties shall be released from all further obligations and liability hereunder.

SECTION 8.03. CASUALTY INSURANCE. Landlord shall at all times during the Lease Term carry at its own expense, a policy of insurance which insures the Building, including the Leased Premises, against loss or damage by fire or other casualty (namely, the perils against which insurance is afforded by a standard fire insurance policy and extended coverage endorsement); provided, however, that Landlord shall not be responsible for, and shall not be obligated to insure against, any loss of or damage to any personal property of Tenant or which Tenant may have in the Building or the Leased Premises or any trade fixtures installed by or paid for by Tenant on the Leased Premises or any additional improvements which Tenant may construct on the Leased Premises, and Landlord shall not be liable for any loss or damage to such property, regardless of cause, including the negligence of Landlord or its employees, agents, customers and invitees. If the Tenant Finish Improvements installed by Landlord or Tenant which are in excess of the Building standard tenant finish improvements or any alterations or improvements made by Tenant pursuant to Section 7.03 result in an increase in the premiums charged during the Lease Term on the casualty insurance carried by Landlord on the Building, then the cost of such increase in insurance premiums shall be borne by Tenant, who shall reimburse Landlord for the same as additional rent after being separately billed therefor.

SECTION 8.04. WAIVER OF CLAIMS AND SUBROGATION. Landlord and Tenant hereby release each other's employees, agents, customers and invitees from any and all liability for any loss of or damage or injury to person or property occurring in, on or about or to the Leased Premises, the Building or personal property within the Building by reason of fire or other casualty or any other risk which is or which is required to be insured against under this Lease, regardless of cause, including the negligence of Landlord or Tenant and their respective employees, agents, customers and invitees, and agree that all insurance carried by either of them shall contain a clause whereby the insurer waives its right of subrogation against the other party. Because the provisions of this Section 8.04 are intended to preclude the assignment of any claim mentioned herein by way of subrogation or otherwise to an insurer or any other person, each party to this Lease shall give to each insurance company which has issued to it one or more policies of fire and extended coverage insurance notice of the provisions of this Section 8.04 and have such insurance policies properly endorsed, if necessary, to prevent the invalidation of such insurance by reason of the provisions of this Section 8.04.

ARTICLE 9 - GENERAL PUBLIC LIABILITY, INDEMNIFICATION AND
---------------------------------------------------------
INSURANCE
---------

SECTION 9.01. TENANT'S RESPONSIBILITY. Tenant shall assume the risk of, be responsible for, have the obligation to insure against, and indemnify Landlord and hold it harmless from any and all liability for any loss of or damage or injury to any person (including death resulting therefrom) or property occurring in, on or about the Leased Premises, regardless of cause, except for any loss or damage from fire or other casualty as provided in Section 8.03 and except for that caused by the negligence of Landlord or its employees, agents, customers and invitees; and Tenant hereby releases Landlord from any and all liability for the same. Tenant's obligation to indemnify Landlord hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgments, settlements, costs, fees and expenses, including attorneys' fees, incurred in connection therewith. Notwithstanding anything herein to the contrary, Tenant shall bear the risk of any loss or damage to its property as provided in Section 8.03.

SECTION 9.02. TENANT'S INSURANCE. Tenant, in order to enable it to meet its obligation to insure against the liabilities specified in this Lease, shall at all times during the Lease Term carry, at its own expense, one or more policies of general public liability and property damage insurance, issued by one or more insurance companies acceptable to Landlord, with the following minimum coverages:

A.       Worker's Compensation             -         minimum statutory coverage

B.       Comprehensive General             -         Not less than $2,000,000
         Liability Insurance,                        Combined Single Limit
         including Blanket, Con-                     for both bodily injury
         tractual Liability,                         and property damage.
         Broad Form Property
         Damage, Personal Injury,
         Completed Operations,
         Products Liability,
         Fire Damage.

C. Fire and Extended Coverage, Vandalism and Malicious Mischief, and Sprinkler Leakage insurance, for the full cost of replacement of Tenant's property.

Such insurance policy or policies shall protect Tenant and Landlord as their interests may appear, naming Landlord and Landlord's managing agent and mortgagee (to the extent Landlord has provided in writing Tenant with the names and addresses of such) as additional insureds and shall provide that they may not be cancelled on less than thirty (30) days prior written notice to Landlord. Tenant shall furnish Landlord with Certificates of Insurance evidencing such coverage. Should Tenant fail to carry such insurance and furnish Landlord with such Certificates of Insurance after a request to do so, Landlord shall have the right to obtain such insurance and collect the cost thereof from Tenant as additional rent.

SECTION 9.03. LANDLORD'S RESPONSIBILITY. Landlord shall assume the risk of, be responsible for, have the obligation to insure against, and indemnify Tenant and hold it harmless from, any and all liability for any loss of or damage or injury to person (including death resulting therefrom) or property (other than Tenant's property as provided in Section 8.03) occurring in, on or about the Common Areas, regardless of cause, except for that caused by the negligence of Tenant or its employees, agents, customers and invitees; and Landlord hereby releases Tenant from any and all liability for the same. Landlord's obligation to indemnify Tenant hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgments, settlements, costs, fees and expenses, including attorneys' fees, incurred in connection therewith.

ARTICLE 10 - EMINENT DOMAIN
---------------------------

If the whole or any part of the Leased Premises shall be taken for public or quasi-public use by a governmental or other authority having the power of eminent domain or shall be conveyed to such authority in lieu of such taking, and if such taking or conveyance shall cause the remaining part of the Leased Premises to be untenantable and inadequate for use by Tenant for the purpose for which they were leased, then either Landlord or Tenant may, at their respective option, terminate this Lease as of the date Tenant is required to surrender possession of the Leased Premises by giving written notice of such termination to the other party. If a part of the Leased Premises shall be taken or conveyed but the remaining part is tenantable and adequate for Tenant's use, then this Lease shall be terminated as to the part taken or conveyed as of the date Tenant surrenders possession; Landlord shall make such repairs, alterations and improvements as may be necessary to render the part not taken or conveyed tenantable to the extent the condemnation award proceeds received by Landlord are sufficient therefor; and the rent shall be reduced in proportion to the part of the Leased Premises so taken or conveyed. All compensation awarded for such taking or conveyance shall be the property of Landlord without any deduction therefrom for any present or future estate of Tenant, and Tenant hereby assigns to Landlord all its right, title and interest in and to any such award. However, Tenant shall have the right to recover from such authority, but not from Landlord, such compensation as may be awarded to Tenant on account of moving and relocation expenses and depreciation to and removal of Tenant's property or compensation for any improvements paid by Tenant.

ARTICLE 11 - LIENS
------------------

If, because of any act or omission of Tenant or any person claiming by, through, or under Tenant, any mechanic's lien or other lien shall be filed against the Leased Premises or the Building or against other property of Landlord (whether or not such lien is valid or enforceable as such), Tenant shall, at its own expense, cause the same to be discharged of record within thirty (30) days after the date of filing thereof, and shall also indemnify Landlord and hold it harmless from any and all claims, losses, damages, judgments, settlements, costs and expenses, including attorneys' fees, resulting therefrom or by reason thereof. Landlord may, but shall not be obligated to, pay the claim upon which such lien is based so as to have such lien released of record; and, if Landlord does so, then Tenant shall pay to Landlord, as additional rent, upon demand, the amount of such claim, plus all other costs and expenses incurred in connection therewith, plus interest thereon at the rate of ten percent (10%) per annum until paid.

ARTICLE 12 - RENTAL, PERSONAL PROPERTY AND OTHER TAXES
------------------------------------------------------

Tenant shall pay before delinquency any and all taxes, assessments, fees or charges, including any sales, gross income, rental, business occupation or other taxes, levied or imposed upon Tenant's business operations in the Leased Premises and any personal property or similar taxes levied or imposed upon Tenant's trade fixtures, leasehold improvements or personal property located within the Leased Premises. In the event any such taxes, assessments, fees or charges are charged to the account of, or are levied or imposed upon the property of Landlord, Tenant shall reimburse Landlord for the same as additional rent. Notwithstanding the foregoing, Tenant shall have the right to contest in good faith any such item and to defer payment until after Tenant's liability therefor is finally determined.

If any tenant finish improvements, trade fixtures, alterations or improvements or business machines and equipment located in, on or about the Leased Premises, regardless of whether they are installed or paid for by Landlord or Tenant and whether or not they are affixed to and become a part of the realty and the property of Landlord, are assessed for real property tax purposes at a valuation higher than that at which other such property in other leased space in the Building is assessed, then Tenant shall reimburse Landlord as additional rent for the amount of real property taxes shown on the appropriate county official's records as having been levied upon the Building or other property of Landlord by reason of such excess assessed valuation.

ARTICLE 13 - ASSIGNMENT AND SUBLETTING
--------------------------------------

Tenant may not assign this Lease or sublet the Leased Premises or any part thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed; and any attempted assignment or subletting without such consent shall be invalid. in the event of a permitted assignment or subletting, Tenant shall nevertheless at all times remain fully responsible and liable for the payment of rent and the performance and observance of all of Tenant's other obligations under the terms, conditions and covenants of this Lease. No assignment or subletting of the Leased Premises or any part thereof shall be binding upon Landlord unless such assignee or subtenant shall deliver to Landlord an instrument (in recordable form, if requested) containing an agreement of assumption of all of Tenant's obligations under this Lease. Upon the occurrence of an event of default, if all or any part of the Leased Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or by law, may, at its option, collect directly from the assignee or subtenant all rent becoming due to Landlord by reason of the assignment or subletting. Any collection by Landlord from the assignee or subtenant shall not be construed to constitute a waiver or release of Tenant from the further performance of its obligations under this Lease or the making of a new lease with such assignee or subtenant.

Landlord may, in its reasonable discretion, refuse to give its consent to any proposed assignment or subletting for any reasonable reason, including, but not limited to Landlord's determination that its interest in the Lease or the Leased Premises would be adversely affected by (i) the financial condition or creditworthiness of the proposed assignee or subtenant or (ii) the proposed use of the Leased Premises by, or business of, the proposed assignee or subtenant. If Landlord refuses to give its consent to any proposed assignment, Landlord may, at its option, within thirty (30) days after receiving notice of the proposal, terminate this Lease by giving Tenant thirty (30) days prior written notice of such termination, whereupon each party shall be released from all further obligations and liability hereunder. Landlord shall have thirty (30) days after receipt from Tenant of (i) a request for Landlord's consent to an assignment or subletting; (ii) financial statements of such proposed subtenant or assignee; (iii) a description of the business of the proposed subtenant or assignee and (iv) the form of the proposed sublease or assignment document. If Landlord has not provided its consent to such sublease or assignment to Tenant within such thirty (30) days, then the requested sublease or assignment shall be deemed not approved by Landlord.

Notwithstanding the foregoing, Tenant may assign the Lease or sublease all or any portion of the Leased Premises without Landlord's consent to any of the following (a "Permitted Transferee"): (i) any successor corporation or other entity resulting from a merger or consolidation of Tenant; (ii) any purchaser of all or substantially all of Tenant's assets; or (iii) any entity which controls, is controlled by, or is under common control with Tenant. Tenant shall give Landlord thirty (30) days prior written notice of such assignment or sublease. Any Permitted Transferee shall assume in writing all of Tenant's obligations under this Lease. Tenant shall nevertheless at all times remain fully responsible and liable for the payment of rent and the performance and observance of all of Tenant's other obligations under this Lease. Nothing in this paragraph is intended to nor shall permit Tenant to transfer its interest under this Lease as part of a fraud or subterfuge to intentionally avoid its obligations under this Lease (for example, transferring its interest to a shell corporation that subsequently files a bankruptcy), and any such transfer shall constitute an Event of Default hereunder.

ARTICLE 14 - TRANSFERS BY LANDLORD
----------------------------------

SECTION 14.01. SALE AND CONVEYANCE OF THE BUILDING. Landlord shall have the right to sell and convey the Building at any time during the Lease Term, subject only to the rights of Tenant hereunder; and such sale and conveyance shall operate to release Landlord from liability hereunder after the date of such conveyance as provided in Section 15.04 provided, that any transferee assumes all of Landlord's obligations hereunder.

SECTION 14.02. SUBORDINATION. Tenant's rights under this Lease are and shall always be subordinate to the operation and effect of any mortgage, deed of Trust, ground lease or master lease now or hereafter placed upon or governing the Building or any part or parts thereof by Landlord. This clause shall be self-operative, and no further instrument of subordination shall be required. in confirmation thereof, Tenant shall execute such further assurance as may be reasonably required and reasonably acceptable to Tenant without however changing or amending the terms of this Lease, so long as Tenant receives a non-disturbance agreement from such lender in form reasonably acceptable to Tenant. Any mortgagee, ground lessor or trustee under any such mortgage, deed of trust, ground lease or master lease may elect that this Lease shall have priority over its mortgage, deed of trust, ground lease or master lease; and upon notification to Tenant of such election by such mortgagee, ground lessor or trustee, this Lease shall be deemed to have priority over said mortgage, deed of trust, ground lease or master lease whether this Lease is dated prior to or subsequent to the date of such mortgage, deed of trust, ground lease or master lease. Notwithstanding the foregoing, no default by Landlord under any such mortgage, deed of trust, ground lease or master lease shall affect Tenant's rights hereunder so long as Tenant is not in default under this Lease. Tenant hereby attorns to any successor to Landlord's interest in this Lease and shall recognize such successor as Landlord hereunder. Tenant agrees to execute, within ten (10) business days after Landlord's request, all instruments as may be reasonably required and reasonably acceptable to Tenant by such successor to confirm such attornment.

ARTICLE 15 - DEFAULTS AND REMEDIES
----------------------------------

SECTION 15.01. DEFAULTS BY TENANT. The occurrence of any one or more of the following events shall be an "Event of Default" under and breach of this Lease by Tenant:

A. Tenant shall fail to pay any Monthly Rental Installment of Minimum Annual Rent or the Annual Rental Adjustment within five (5) days after the same shall be due and payable, or any other amounts due Landlord from Tenant as additional rent or otherwise including any amounts owed by Tenant hereunder (hereinafter referred to together as "Rent").

         Landlord shall provide Tenant with a written courtesy notice of such failure to pay and Tenant shall have an additional five (5) days to cure such failure to pay before Tenant is in default and Landlord exercises its default remedies; provided, however, that Landlord shall not be required to give such courtesy notice more than one (1) time with respect to any particular failure to pay, nor more than two (2) times in any consecutive twelve (12) month period with respect to any failure to pay in the aggregate.

B. Tenant shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease (other than the payment of Rent) for a period of thirty (30) days after notice thereof from Landlord; provided, however, that if the term, condition, covenant or obligation to be performed by Tenant is of such nature that the same cannot reasonably be performed within such thirty-day period, such default shall be deemed to have been cured if Tenant commences such performance within said thirty-day period and thereafter diligently undertakes to complete the same and does so complete the required action within a reasonable time.

C. A trustee or receiver shall be appointed to take possession of substantially all of Tenant's assets in, on or about the Leased Premises or of Tenant's interest in this Lease (and Tenant does not regain possession within sixty (60) days after such appointment); Tenant makes an assignment for the benefit of creditors; or substantially all of Tenant's assets in, on or about the Leased Premises or Tenant's interest in this Lease are attached or levied under execution (and Tenant does not discharge the same within sixty
         (60) days thereafter).

D. A petition in bankruptcy, insolvency, or for reorganization or arrangement is filed by or against Tenant pursuant to any federal or state statute (and, with respect to any such petition filed against it, Tenant fails to secure a stay or discharge thereof within sixty (60) days after the filing of the same).

SECTION 15.02. LANDLORD'S RIGHTS AND REMEDIES UPON AN EVENT OF DEFAULT. If an Event of Default occurs, Landlord shall have the rights and remedies hereinafter set forth, which rights and remedies shall survive the termination of this Lease, and shall be distinct, separate and cumulative with and in addition to any other right or remedy allowed under any applicable law or other provisions of this Lease:

A. TERMINATION OF LEASE. Upon the occurrence of an Event of Default, Landlord may terminate this Lease by giving written notice of such termination to Tenant, which termination shall be effective as of the date of such notice or any later date therefor specified by Landlord in such notice (and on the effective date of such termination, all obligations and liabilities of Landlord hereunder shall terminate) and, without further notice and without liability, Landlord shall have the right to repossess the Leased Premises, expel or remove Tenant and any other person or entity who may be occupying the Leased Premises, remove any and all of their property from the Leased Premises, and change the locks. Landlord shall be entitled to recover all loss and damage Landlord may suffer by reason of such termination, whether through inability to relet the Leased Premises on satisfactory terms or otherwise, including without limitation, the following (without duplication by any element of damages):

         (1) accrued Rent to the effective date of termination together with late charges and interest thereon at the Default Rate from the date through the date paid; plus

         (2) the unamortized cost of the Tenant Finish Improvements, brokers' fees and commissions, attorneys' fees; allowances for moving or tenant finish expenses and any other costs incurred by Landlord in connection with making or executing this Lease to the extent such amounts have not already been recovered by Landlord from Tenant in its damages for loss of rent (such amortized costs being the total of all such costs, times a fraction, the denominator of which shall be the total number of months of the stated Lease Term, and the numerator of which shall be the number of months from the Commencement Date to the effective date of termination); plus

         (3) the cost of recovering the Leased Premises, including without limitation, attorneys' fees; plus

         (4) all costs of enforcing this Lease, including, without limitation, the provisions of this subparagraph A against Tenant and any Guarantor; plus

         (5) all reasonable costs and expenses incurred by Landlord for any repairs, maintenance, changes, alterations and improvements to the Leased Premises (whether to prevent damage or to prepare the Leased Premises for reletting), brokerage commissions, advertising costs, attorneys' fees, any economic incentives given to replacement tenants, and costs of collecting rent from replacement tenants (collectively, "Reletting Costs"); plus

         (6) the present value of the Rent (discounted at a rate of interest equal to twelve percent [12%] per annum [the "Discount Rate") that would have accrued under this Lease for the balance of the Lease Term but for such termination, reduced by the reasonable fair market rental value of the Leased Premises for such balance of the Lease Term (determined from the present value of the actual minimum or base rents and operating Expenses, discounted at the Discount Rate, received and to be received from Landlord's reletting of the Leased Premises or, if the Leased Premises have not been relet, the minimum or base rents, discounted at the

                  Discount Rate, that would be received from a comparable lease and comparable tenant for a comparable term and taking into account, among other things, the condition of the Leased Premises, market conditions and the period of time the Leased Premises may reasonably remain vacant before Landlord is able to release the same to a suitable replacement tenant, it being agreed, however, that Landlord's obligation to relet or attempt to relet the Leased Premises is subject to the provisions of subparagraph J below). For purposes of computing the amount of Rent that would have accrued after the effective date of termination, obligations for real estate taxes, insurance costs and Operating Expenses shall be projected, based upon the rate of increase, if any, in such items from the Commencement Date through the termination date; plus

         (7) any other costs or amounts necessary to compensate Landlord for all damages caused by Tenant's failure to perform its obligations hereunder.

B. REPOSSESSION AND RE-ENTRY. Upon the occurrence of an Event of Default, Landlord may immediately terminate Tenant's right of possession of the Leased Premises (whereupon all obligations and liability of Landlord hereunder shall terminate), but not terminate this Lease, and, without notice, demand or liability, enter upon the Leased Premises or any part thereof, take absolute possession of the same, expel or remove Tenant and any other person or entity who may be occupying the Leased Premises, remove any and all of their property from the Leased Premises, and change the locks. If Landlord terminates Tenant's possession of the Leased Premises under this subparagraph B, Landlord may, at it sole option, relet the Leased Premises, rent received by Landlord from such reletting shall be applied first to Reletting Costs, second, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord (in such order as Landlord shall determine), third, to the payment of Rent due and unpaid hereunder (in such order as Landlord shall determine), and the residue, if any, shall be held by Landlord and applied to the payment of other obligations of Tenant to Landlord as the same become due; and Tenant shall satisfy and pay to Landlord any deficiency upon demand therefor from time to time. No such re-entry or taking of possession of the Leased Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such termination is given to Tenant pursuant to subparagraph A above. If Landlord relets the Leased Premises, either before or after the termination of this Lease, all such rentals received from such lease shall be and remain the exclusive property of Landlord, and Tenant shall not, at any time, be entitled to recover any such rental. Landlord may at any time, whether before or after a reletting, elect to terminate this Lease pursuant to subparagraph A above.

C. CONTINUING OBLIGATIONS. No repossession of or re-entering upon the Leased Premises or any part thereof pursuant to subparagraph B above or otherwise shall relieve Tenant or any Guarantor of its liabilities and obligations hereunder, all of which shall survive such repossession or re-entering. In the event of any such repossession of or re-entering upon the Leased Premises or any part thereof by reason of the occurrence of an Event of Default, Tenant will continue to pay to Landlord all Rent required to be paid by Tenant under this Lease.

D. NEW LOCKS; DISPOSITION OF PROPERTY. If Landlord terminates the Lease pursuant to subparagraph A above or terminates Tenant's possession under subparagraph B above, (1) Landlord shall have no obligation whatsoever to tender to Tenant a key for new locks installed at the Leased Premises, and (2) any and all property which Landlord has the right to remove from the Leased Premises pursuant to subparagraph A or subparagraph B above, shall at Tenant's sole cost and expense, be (a) stored, and/or (b) sold at private or public sale for such price as Landlord may obtain, with the proceeds of any such sale being applied to amounts due from Tenant to Landlord under this Lease (including Landlord's attorneys' fees and other costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Tenant.

E. CUMULATIVE REMEDIES. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. In addition to the other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions or provisions of this Lease, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease.

F. LATE CHARGES AND INTEREST. Tenant shall pay Landlord a late charge equal to seven percent (7%) of the amount of Rent not paid when due to compensate Landlord for the extra costs Landlord will incur as a result of such late payment. The parties agree that (1) it would be impractical and extremely difficult to fix the actual damage that Landlord will suffer on account of Tenant's late payment, (2) such interest and late charges represent a fair and reasonable estimate of the detriment that Landlord will suffer by reason of late payment by Tenant, and (3) the payment of interest and late charges are distinct and separate in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charge is to compensate Landlord for Landlord's processing, administrative and other costs incurred by Landlord as a, result of Tenant's delinquent payments. Acceptance of such late charges and interest payments shall not be deemed consent by Landlord to late payments, nor a waiver of Landlord's right to insist upon timely payments at any time, nor a waiver of any remedies to which Landlord is entitled as a result of the late payment of Rent. In addition, in the event Tenant fails to pay within thirty (30) days after the same is due and payable any installment of Minimum Annual Rent or any other sum or charge required to be paid by Tenant to Landlord under this Lease, such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of eighteen percent (18%) per annum until paid ('Default Rate").

         Notwithstanding the above, Landlord shall provide Tenant with a written notice of such failure to pay prior to assessing the late charge and Tenant shall have an additional five (5) days to cure such failure to pay before Landlord assesses any late charges or Tenant shall be in default for its failure to pay; provided, however, that Landlord shall not be required to give such notice more than one (1) time with respect to any particular failure to pay, nor more than two (2) times in the consecutive twelve (12) month period with respect to any failure to pay in the aggregate.

G. LANDLORD'S CURE OF TENANT DEFAULTS. If Tenant fails to perform any obligation under this Lease for thirty (30) days after written notice thereof by Landlord (except that no notice shall be required in emergencies or for monetary defaults except as specifically provided herein), Landlord shall have the right (but not the duty), to perform such obligation on behalf and for the account of Tenant. In such event, Tenant shall reimburse Landlord upon demand, as additional rent, for all expenses incurred by Landlord in performing such obligation together with an amount equal to twelve percent (12%) thereof for Landlord's overhead, and interest thereon at the Default Rate from the date such expenses were incurred. Landlord's performance of Tenant's obligations hereunder shall not be deemed a waiver or release of Tenant therefrom, or a waiver of any remedies to which Landlord is entitled to as a result of Tenant's failure to perform.

H. BAD RENT CHECKS. If during the Lease Term, Landlord receives two (2) or more checks from Tenant which are returned by Tenant's bank for insufficient funds, Landlord may require that all checks thereafter be bank certified or cashier's checks (without limiting Landlord's other remedies). All bank service charges resulting from any bad checks shall be paid by Tenant.

I. OTHER MATTERS. No re-entry or repossession, repairs, changes, alterations, additions, reletting, acceptance of keys from Tenant, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, or to accept a surrender of the Leased Premises, nor shall the same operate to release the Tenant in whole or in part from any of Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant. Landlord may bring suits for amounts owed by Tenant hereunder or any portions thereof, as the same accrue or after the same have accrued, and no suit or recovery of any portion due hereunder shall be deemed a waiver of Landlord's right to collect all amounts to which Landlord is entitled hereunder, nor shall the same serve as any defense to any subsequent suit brought for any amount not theretofore I reduced to judgment. Landlord shall be under no obligation to observe or perform any provision of this lease on its part to be observed or performed which accrues after the date of any Event of Default by Tenant. The times set forth herein for the curing of violations by Tenant or Landlord are of the essence of this Lease.

J. MITIGATION OF DAMAGES. If Landlord terminates this Lease or Tenant's right to possession, Landlord shall mitigate Landlord's damages to the extent required by applicable law. If Landlord has not terminated this Lease or Tenant's right to possession, Landlord shall have no obligation to mitigate under any circumstances except to the extent required by applicable law and may permit the Leased Premises to remain vacant or abandoned. If Landlord is required by applicable law to mitigate damages under this Lease: (1) Landlord shall be required only to use reasonable efforts to mitigate, which shall not exceed such efforts as Landlord generally uses to lease other space in comparable Cincinnati office buildings, (2) Landlord will not be deemed to have failed to mitigate if Landlord leases any other portions of the Building before reletting all or any portion of the Leased Premises, and (3) Landlord shall not be deemed to have failed to mitigate if it incurs Reletting Costs. In recognition that the value of the Building depends on the rental rates and terms of leases therein, Landlord's rejection of a prospective replacement tenant based on an offer of rentals below Landlord's reasonable published rates for new leases of comparable space at the Building at the time in question, or at Landlord's option, below the rates provided in this Lease, or containing terms less favorable than those contained herein, shall not give rise to a claim by Tenant that Landlord failed to mitigate Landlord's damages.

SECTION 15.03. DEFAULT BY LANDLORD AND REMEDIES OF TENANT. It shall be a default under and breach of this Lease by Landlord if it shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days after notice thereof from Tenant; provided, however, that if the term, condition,- covenant or obligation to be performed by Landlord is of such nature that the same cannot reasonably be performed within such thirty-day period, such default shall be deemed to have been cured if Landlord commences such performance within said thirty-day period and thereafter diligently undertakes to complete the same. Upon the occurrence of any such default, Tenant may sue for injunctive relief or to recover damages for any loss resulting from the breach or pursue any other damages or remedies available to Tenant in law or equity.

SECTION 15.04. LIMITATION OF LANDLORD'S LIABILITY. If Landlord shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease as provided in Section 15.03 and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that it shall look solely to Landlord's right, title and interest in and to the Building for the collection of such judgment; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant's judgment and that Landlord shall not be liable for any deficiency.

The references to "Landlord" in this Lease shall be limited to mean and include only the owner or owners, at the time, of the fee simple interest in the Building. In the event of a sale or transfer of such interest (except a mortgage or other transfer as security for a debt), the "Landlord" named herein, or, in the case of a subsequent transfer, the transferor, shall, after the date of such transfer, be automatically released from all personal liability for the performance or observance of any term, condition, covenant or obligation required to be performed or observed by Landlord hereunder; and the transferee shall be deemed to have assumed all of such terms, conditions, covenants and obligations accruing after the date of transfer.

SECTION 15.05. NON-WAIVER OF DEFAULTS. The failure or delay by either party hereto to exercise or enforce at any time any of the rights or remedies or other provisions of this Lease shall not be construed to be a waiver thereof, nor affect the validity of any part of this Lease or the right of either party thereafter to exercise or enforce each and every such right or remedy or other provision. No waiver of any default and breach of the Lease shall be deemed to be a waiver of any other default and breach. The receipt by Landlord of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or omission by Landlord or its employees or agents during the Lease Term shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

SECTION 15.06. ATTORNEYS' FEES. In the event either party defaults in the performance or observance of any of the terms, conditions, covenants or obligations contained in this Lease and either party employs attorneys to enforce all or any part of this Lease, collect any rent due or to become due or recover possession of the Leased Premises, the non-prevailing party agrees to reimburse the prevailing party for the attorneys' fees reasonably incurred thereby, whether or not suit is actually filed.

ARTICLE 16 - LANDLORD'S RIGHT TO RELOCATE TENANT [Intentionally omitted]
------------------------------------------------

ARTICLE 17 - NOTICE AND PLACE OF PAYMENT
----------------------------------------

SECTION 17.01. NOTICES. Any notice required or permitted to be given under this Lease or by law shall be deemed to have been given if it is written and delivered in person or mailed by Registered or Certified mail, postage prepaid, or by delivery by a nationally recognized overnight courier service to the party who is to receive such notice at the addresses specified in Item K of the Basic Lease Provisions. When so mailed, the notice shall be deemed to have been given as of the date it was mailed. The address specified in Item K of the Basic Lease Provisions may be changed by giving written notice thereof to the other party.

SECTION 17.02. PLACE OF PAYMENT. All rent and other payments required to be made by Tenant to Landlord shall be delivered or mailed to Landlord's management agent at the address specified in Item K of the Basic Lease Provisions or any other address Landlord may specify from time to time by written notice given to Tenant.

ARTICLE 18 - MISCELLANEOUS GENERAL PROVISIONS
---------------------------------------------

SECTION 18.01. CONDITION OF PREMISES. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Leased Premises or the Building or with respect to the suitability or condition of any part of the Building for the conduct of Tenant's business except as provided in this Lease.

SECTION 18.02. INSOLVENCY OR BANKRUPTCY. In no event shall this Lease be assigned or assignable by operation of law, and in no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, insolvency, or reorganization proceeding.

SECTION 18.03. COMMON AREAS. The term "Common Areas," as used in this Lease, refers to the areas of the Building and surrounding land which are designed for use in common by all tenants of the Building and their respective employees, agents, customers, invitees and others, and includes, by way of illustration and not limitation, entrances and exits, hallways and stairwells, elevators, restrooms, sidewalks, driveways, parking areas, landscaped areas and other areas as may be designated by Landlord as part of the Common Areas of the Building. Tenant shall have the non-exclusive right, in common with others, to the use of the Common Areas, subject to such nondiscriminatory rules and regulations as may be adopted by Landlord including those set forth in Section 5.02 and EXHIBIT C of this Lease.

SECTION 18.04. CHOICE OF LAW. This Lease shall be governed by and construed pursuant to the laws of the State of Ohio.

SECTION 18.05. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

SECTION 18.06. NAME. Tenant shall not, without the written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Leased Premises, and in no event shall Tenant acquire any rights in or to such names.

SECTION 18.07. EXAMINATION OF LEASE. Submission of this instrument for examination or signature to Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

SECTION 18.08. TIME. Time is of the essence of this Lease and each and all of its provisions.

SECTION 18.09. DEFINED TERMS AND MARGINAL HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The marginal headings and titles to the articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

SECTION 18.10. PRIOR AGREEMENTS. This Lease and the letter of understanding executed pursuant to Section 2.03 hereof contain all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

SECTION 18.11. PAYMENT OF AND INDEMNIFICATION FOR LEASING COMMISSIONS. The parties hereby acknowledge, represent and warrant that the only real estate broker or brokers involved in the negotiation and execution of this Lease is that, or are those named in Item I of the Basic Lease Provisions and that such brokers represent the parties as set forth in Item I of the Basic Lease Provisions; that Landlord is obligated to pay to it or them or for their benefit a leasing commission under its Leasing Agreement with Duke Realty Limited Partnership; and that no other broker or person is entitled to any leasing commission or compensation as a result of the negotiation or execution of this Lease. Each party shall indemnify the other party and hold it harmless from any and all liability for the breach of any such representation and warranty on its part and shall pay any compensation to any other broker or person who may be deemed or held to be entitled thereto.

SECTION 18.12. SEVERABILITY OF INVALID PROVISIONS. If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall not be affected or impaired, and such remaining provisions shall remain in full force and effect.

SECTION 18.13. DEFINITION OF THE RELATIONSHIP BETWEEN THE PARTIES. Landlord shall not, by virtue of the execution of this Lease or the leasing of the Leased Premises to Tenant, become or be deemed a partner of or joint venturer with Tenant in the conduct of Tenant's business on the Leased Premises or otherwise.

SECTION 18.14. ESTOPPEL CERTIFICATE. Tenant shall, within fifteen (15) days following receipt of a written request from Landlord, execute, acknowledge and deliver to Landlord or to any lender, purchaser or prospective lender or purchaser designated by Landlord a written statement, in the form as Landlord may reasonably request, certifying (i) that this Lease is in full force and effect and unmodified (or, if modified, stating the nature of such modification), (ii) the date to which rent has been paid, (iii) that there are not, to Tenant's knowledge, any uncured defaults (or specifying such defaults if any are claimed), and (iv) any other state of facts reasonably required respecting the Lease or Tenant's occupancy of the Leased Premises. Any such statement may be relied upon by any prospective purchaser or mortgagee of all or any part of the Building. Tenant's failure to deliver such statement within such period shall be conclusive upon Tenant that this Lease is in full force and effect and unmodified, and that there are no uncured defaults in Landlord's performance hereunder.

SECTION 18.15. DECLARATION. This Lease shall be subject in all respects to the Covenants.

SECTION 18.16. AGENCY DISCLOSURE. Tenant acknowledges having previously received the Agency Disclosure Statement attached. The broker as provided in Item I of the Basic Lease Provisions, its agent and employees, have represented only the Landlord, and have not in any way represented the Tenant, in the marketing, negotiation, and completion of this lease transaction.

ARTICLE 19. TENANT'S RESPONSIBILITY REGARDING ENVIRONMENTAL
-----------------------------------------------------------
LAWS AND HAZARDOUS SUBSTANCES.
------------------------------

SECTION 19.01.  DEFINITIONS.

A. "Environmental Laws" - All federal, state and municipal laws, ordinances, rules and regulations applicable to the environmental and ecological condition of the Leased Premises, including, without limitation, the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Federal Resource Conservation and Recovery Act; the Federal Toxic Substance Control Act; the Clean Air Act; the Clean Water Act; the rules and regulations of the Federal Environmental Protection Agency, or any other federal, state or municipal agency or governmental board or entity having jurisdiction over the Leased Premises.

B.       "Hazardous Substances" - Includes:

         (i) Those substances included within the definitions of "hazardous substances,' "hazardous materials," "hazardous wastes," "toxic substances," "solid waste" or "infectious waste" in any of the Environmental Laws; and

         (ii) Such other substances, materials and wastes which are or become regulated under applicable local, state or federal law, or which are classified as hazardous, toxic or infectious under present or future Environmental Laws or other federal, state, or local laws or regulations.

SECTION 19.02. COMPLIANCE. Tenant, at its sole cost and expense, shall promptly comply with the Environmental Laws which shall impose any duty upon Tenant with respect to the use, occupancy, maintenance or alteration of the Leased Premises. Tenant shall promptly comply with any notice from any source issued pursuant to the Environmental Laws or with any notice from any insurance company pertaining to Tenant's use, occupancy, maintenance or alteration of the Leased Premises, whether such notice shall be served upon Landlord or Tenant.

SECTION 19.03. RESTRICTIONS ON TENANT. Tenant shall not cause or permit to occur:

A. Any violation of the Environmental Laws related to environmental conditions on, under, or about the Leased Premises, or arising from Tenant's use or occupancy of the Leased Premises, including, but not limited to, soil and ground water conditions.

B. The use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Substances on, under, or about the Leased Premises, or the transportation to or from the Leased Premises of any Hazardous Substances, except as necessary and appropriate for general office use in which case the use, storage or disposal of such Hazardous Substances shall be performed in compliance with the Environmental Laws and standards prevailing in the industry.

SECTION 19.04.  NOTICES, AFFIDAVITS, ETC.
--------------  -------------------------

A. Tenant shall immediately notify Landlord of (i) any violation by Tenant, its employees, agents, representatives, customers, invitees or contractors of the Environmental Laws on, under or about the Leased Premises, or (ii) the presence or suspected presence of any Hazardous Substances on, under or about the Leased Premises and shall immediately deliver to Landlord any notice received by Tenant relating to (i) and
         (ii) above from any source.

B. Tenant shall execute affidavits, representations and the like from time to time, within five (5) days of Landlord's request therefor, concerning Tenant's best knowledge and belief regarding the presence of any Hazardous Substances on, under or about the Leased Premises.

SECTION 19.05.  LANDLORD'S RIGHTS.
--------------  ------------------

A. Landlord and its agent shall have the right, but not the duty, upon advance notice (except in the case of emergency when no notice shall be required) to inspect the Leased Premises and conduct tests thereon at any time to determine whether or the extent to which there has been a violation of Environmental Laws by Tenant or whether there are Hazardous Substances on, under or about the Leased Premises. In exercising its rights herein, Landlord shall use reasonable efforts to minimize interference with Tenant's business but such entry shall not constitute an eviction of Tenant, in whole or in part, and Landlord shall not be liable for any interference, loss, or damage to Tenant's property or business caused thereby.

B. If Landlord, any lender or governmental agency shall ever require testing to ascertain whether there has been a release of Hazardous Substances on, under or about the Leased Premises or a violation of the Environmental Laws, and such requirement arose in whole or in part because of an act or omission on the part of Tenant, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as Additional Rent.

SECTION 19.06. TENANT'S INDEMNIFICATION. Tenant shall indemnify and hold harmless Landlord and Landlord's managing agent from any and all claims, loss, liability, costs, expenses or damage, including attorneys' fees and costs of remediation, incurred by Landlord in connection with any breach by Tenant of its obligations under this Article 19. The covenants and obligations of Tenant under this Article 19 shall survive the expiration or earlier termination of this Lease.

SECTION 19.07. LANDLORD'S REPRESENTATION. Notwithstanding anything contained in this Article 19 to the contrary, Tenant shall not have any liability under this
Article 19 resulting from any conditions existing, or events occurring, or any Hazardous Substances existing or generated, at, in, on, under or in connection with the Leased Premises prior to the Commencement Date of this Lease except to the extent Tenant exacerbates the same. Landlord represents to Tenant, to the best of its knowledge, that prior to the date of this Lease, no spill, disposal or other release of any Hazardous Substances at, on, in, or from the Leased Premises, the Building or the Common Areas has occurred and that Landlord is in compliance with all Environmental Laws.

ARTICLE 20 - ADDITIONAL PROVISIONS
----------------------------------

SECTION 20.01. FINANCIAL STATEMENTS. During the Lease Term and any extensions thereof, Tenant shall provide to Landlord within twenty (20) days following Landlord's request, a copy of Tenant's most recent annual report prepared as of the end of Tenant's most recent fiscal year.

SECTION 20.02. REPRESENTATIONS AND INDEMNIFICATIONS. Any representations and indemnifications of Landlord contained in the Lease shall not be binding upon
(i) any mortgagee having a mortgage presently existing or hereafter placed on the Building, or (ii) a successor to Landlord which has obtained or is in the process of obtaining fee title interest to the Building as a result of a foreclosure of any mortgage or a deed in lieu thereof.

SECTION 20.03.  TENANT'S AND LANDLORD'S REPRESENTATIONS AND WARRANTIES.

A. The undersigned Tenant represents and warrants to Landlord that (i) Tenant is a corporation duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Lease has been taken by Tenant; and (iii) the individual executing and delivering this Lease on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

B. The undersigned Landlord represents and warrants to Tenant that (i) Landlord is a partnership duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Lease has been taken by Landlord; and (iii) the individual executing and delivering this Lease on behalf of Landlord has been authorized to do so, and such execution and delivery shall bind Landlord. Landlord, at Tenant's request, shall provide Tenant with evidence of such authority.

SECTION 20.04. PARKING. During the Lease Term, Tenant shall be entitled to five
(5) non-exclusive parking space for every 1,000 rentable square feet of the Leased Premises in the parking areas established for the Building, which parking spaces shall include six (6) reserved parking spaces in the area depicted on Exhibit H attached hereto and incorporated herein, all at no cost to Tenant. In addition, Tenant agrees that its employees and agents will not park in spaces designated "visitor parking."

SECTION 20.05.  SATELLITE DISH.

A. Provided Tenant is not in default under the Lease, and provided further that Tenant complies with all zoning and other municipal and county rules and regulations, Tenant shall have the right, at its own cost and expense and subject to the terms of this Agreement, to install, operate and maintain on the roof of the Building for Tenant's use only, a satellite dish or antennae ("Dish'). Tenant shall be solely responsible for obtaining any necessary permits and licenses required to install and operate the Dish. Copies of such permits and licensees shall be provided to Landlord.

B. The size, location, design and manner of installation of the Dish and all related wiring shall be designated and approved by Landlord, which approval shall not be unreasonably withheld. After obtaining written approval of Landlord, Tenant shall have reasonable access to the roof for installation and maintenance of the Dish and shall have the right to install all reasonable wiring related thereto. However, unless otherwise approved by Landlord in writing, which approval shall not be unreasonably withheld, in no event shall Tenant be permitted to penetrate the roof membrane in connection with the installation or maintenance of the Dish.

C. Tenant represents and warrants that the installation and maintenance of the Dish will not cause any damage to the structural portions of the Building. Tenant shall be responsible for repairing any such damages to the structure.

D. Tenant shall install, operate and maintain the Dish in accordance with all federal, state and local laws and regulations. Prior to installation of the Dish, Tenant shall, on behalf of the installer, provide Landlord with a certificate of insurance reasonably satisfactory to Landlord.

E. Tenant reserves the right to discontinue its use of the Dish at any time prior to the termination of the Lease or any renewal or extension thereof for any reason whatsoever, provided that Tenant gives thirty
         (30) days prior written notice thereof to Landlord. Tenant shall be responsible for all costs of removal and for restoring the Building to its original condition after such removal. Notwithstanding the foregoing, Landlord reserves the right at any time during the Lease Term if Tenant discontinues use of the Dish or upon the expiration of the Lease Term to demand by written notice to Tenant that Tenant remove the Dish within ten (10) days from Tenant's receipt of notice thereof. Such removal shall be in accordance with all of the terms and conditions set forth herein. If Tenant elects not to remove the Dish from the Building, upon expiration or earlier termination of this Lease, or after expiration of the ten (10) day notice period provided herein, the Dish shall be deemed abandoned by Tenant and shall become the property of the Landlord.

F. Any language in the Lease notwithstanding, Landlord shall not be liable and Tenant shall indemnify, defend and hold Landlord harmless from and against any and all liability, damages (including but not limited to personal injury, death, or property damages), costs, expenses, and attorneys' fees incurred by Landlord arising from any Dish related cause whatsoever, including those arising from the installation, use, maintenance and removal thereof, except for that caused by the sole and direct gross negligence of Landlord.

G. If Tenant fails to comply with the terms stated herein, or if removal of the Dish is required by any governmental authority having jurisdiction thereof, this provision may be terminated by Landlord upon thirty (30) days prior written notice to Tenant specifying the reason for such termination unless such shorter time is required by such governmental authority.

H. Tenant's right to install, maintain and use such Dish shall be subject to the rights of any and all existing Tenants in the Building that have previously been granted the right to install and maintain their Dish by the Landlord on the roof of the Building. Such rights granted other tenants in the Building prior to this right shall not serve to prohibit Tenant from installing a Dish on the roof of the Building.

SECTION 20.06. AMERICANS WITH DISABILITIES ACT. The parties agree that the liabilities and obligations of Landlord and Tenant under that certain federal statute commonly known as the Americans With Disabilities Act (42 U.S.C. 12101 et seq.) as well as the regulations and accessibility guidelines promulgated thereunder as each of the foregoing is supplemented or amended from time to time (collectively, the "Act") shall be apportioned as follows:

         (a) Tenant shall be responsible for all future alterations, additions or improvements to the Leased Premises after the Early Occupancy Date, excluding structural, in order to bring the Leased Premises in compliance with the Act during the term of the Lease. In the event that at any time during the term of the Lease, Tenant is required by the Act to make any alterations or modifications within the Leased Premises in order to accommodate any employee or customers of Tenant or any applicant for employment with Tenant, Landlord agrees that Tenant shall have the right, at Tenant's sole expense, to alter or modify the Leased Premises so as to comply with the Act, so long as such alteration or modification does not affect the structural integrity of the Building. Such alterations are subject to the terms and conditions of Section 7.03 of the Lease, and prior written approval by Landlord of the plans and specifications therefor, which approval shall not be unreasonably withheld.

         (b) Landlord represents and warrants that on the Commencement Date, the Leased Premises, Building and Common Areas shall be in compliance with the Act. Landlord shall be responsible for the compliance of all modifications to the Building structure and Common Areas within and associated with the Building (specifically including any parking areas, driveways or other outdoor common areas associated with the Building) required in order to bring said Common Areas in compliance with the provisions of the Act. Any such modifications by Landlord shall be such as Landlord deems necessary in its sole discretion. All costs incurred by Landlord hereunder shall be included in Operating Expenses in accordance with the terms of Section 3.02 of the Lease; provided, however, that if such modifications are required because of a change in Tenant's use of the Leased Premises or any future alterations to the Leased Premises, then Tenant shall reimburse Landlord for all costs Landlord incurs to bring the Common Areas into compliance, which costs may be part of Operating Expenses.

         (c) All construction, alterations and modifications required or permitted hereunder shall be done in a good and workmanlike manner.

         (d) Landlord and Tenant agree to indemnify and hold harmless each other from and against any and all fines, suits, demands, losses and actions (including attorneys, fees and costs and court costs) arising out of or related to the other party's failure to perform any of its obligations under this section.

SECTION 20.07. SIGNAGE. Provided Tenant is not in default hereunder and the law allows a sign on the Building, Tenant shall have the non-exclusive right to install a sign on the front of the Building facing I-71. Landlord agrees to allow only two (2) signs on the exterior of the Building. If a monument sign servicing the Building is installed which identifies the names of tenants in the Building, Tenant shall have the right to install a sign on such monument sign at its sole cost and expense and Tenant shall pay its proportionate share of the maintenance costs of such sign which is paid for by the tenants who are identified on such monument sign, and Landlord shall pay for such monument sign. All signs shall be installed, maintained and repaired by Tenant at its sole cost and expense and shall comply with all laws. Landlord shall have the right to approve the signs, including the location, size, color and style, which approval shall not be unreasonably withheld. Upon the expiration or early termination of this Lease, Tenant shall remove the signs and repair any damage caused by such removal at Tenant's sole cost and expense.

SECTION 20.08. EXCLUSIVE. Provided Tenant is not in default hereunder and Tenant leases a minimum of 25,000 rentable square feet in the Building, Landlord agrees not to lease any other space in the Building to any of the entities listed on EXHIBIT D whose business conducted in the Building competes with Tenant's business as conducted by Tenant in the Building as of the Commencement Date.

SECTION 20.09.  RIGHT OF FIRST REFUSAL.

Provided that (i) Tenant is not in default hereunder and (ii) Tenant originally named herein or a Permitted Transferee remains in possession of and has been operating in the Leased Premises throughout the Lease Term. Tenant shall have the right of first refusal ("Refusal Option") to lease additional space in the Building crosshatched on the attached EXHIBIT E ("Refusal Space") as such space becomes available for leasing during the Lease Term. If Tenant exercises this Refusal Option prior to the Commencement Date, the terms for the Refusal Space shall be on the same terms and conditions as this Lease and this Lease shall be amended to reflect the increase in the Leased Premises, Rent and Building Expense Percentage. If Tenant exercises this Refusal Option after the Commencement Date, the Refusal Space shall be offered to Tenant at the rental rate and upon such other terms and conditions, as are then being offered by Landlord to a specific third party prospective tenant for such space. In the event that the Refusal Space is not leased to the initial third party prospective tenant, then this Refusal option shall remain in effect in the event of a re-offer to such original prospective tenant or an offer to any other specific third party prospective tenant and the Refusal Space shall again be offered to Tenant in accordance herewith.

Upon notification in writing by Landlord that Landlord is in negotiations with a prospective tenant and written notice of the terms of such lease for the Refusal Space as given to the prospect are also given to Tenant in writing, Tenant shall have seven (7) business days in which to notify Landlord in writing of its election to lease the Refusal Space at such rental rates described in such notice, in which event this Lease shall be amended to incorporate such Refusal Space.

It is understood and agreed that this Refusal Option shall not be construed to prevent any tenant in the Building from extending or renewing its lease.

SECTION 20.10.  OPTION TO TERMINATE.

Provided Tenant is not in default hereunder, Tenant shall have the option to terminate this Lease for all or part of the Leased Premises at the end of the sixtieth (60th) month of the Lease Term. Such option shall be exercised by (i) Tenant's giving written notice to Landlord of its intention to terminate at least twelve (12) months prior to the effective date of such termination, and
(ii) Tenant's payment to Landlord of a termination fee in the amount outlined on EXHIBIT F which represents the unamortized costs of the Tenant Finish Improvements, commissions and all allowances, which payment shall accompany the notice provided in (i) above. Such payment is made in consideration for Landlord's grant of this option to terminate, to compensate Landlord for rental and other concessions given to Tenant, and for other good and valuable consideration. Such payment shall not in any manner affect Tenant's obligations to pay Minimum Annual Rent and Annual Rental Adjustment or to perform its obligations under the Lease up to and including the date of termination. Failure to timely and properly exercise this option shall forever waive and extinguish it. If such option is validly exercised, then upon such termination, Tenant shall surrender the Leased Premises to Landlord in accordance with the terms of this Lease and each party shall be released from further liability hereunder; provided, however, that such termination shall not affect any right or obligation arising prior to termination.

SECTION 20.11.  OPTION TO EXTEND.

A. Grant and Exercise of Option. Provided (i) Tenant is not in default hereunder and (ii) Tenant originally named herein or a Permitted Transferee remains in possession of and has been operating in the Leased Premises for the Term immediately preceding the Extension Term (defined below), Tenant shall have the option to extend the Term of this Lease ("Original Term") for seventy-five percent (75%) or more of the Leased Premises for two (2) additional periods of five (5) years each (the "Extension Term(s)"). The Extension Term shall be upon the same terms and conditions contained in the Lease for the original Term except (i) this provision giving two (2) extension options shall be amended to reflect the remaining options to extend, if any and (ii) the Minimum Annual Rent shall be adjusted as set forth below (the 'Rent Adjustment'). Tenant shall exercise such options by (i) delivering to Landlord, no later than nine (9) months prior to the expiration of the Original Term or first extension term, as applicable, written notice of Tenant's desire to extend the Term of the Lease and designate the location and amount of the part of the Leased Premises to which such option applies (if less than the entire Leased Premises is being renewed as specifically provided herein). Unless Landlord otherwise agrees in writing, Tenant's failure to timely exercise such option shall waive it and any succeeding option. If Tenant properly exercises its option to extend, Landlord and Tenant shall execute an amendment to the Lease reflecting the terms and conditions of the Extension Term.

B. Rent Adjustment. The Minimum Annual Rent for the applicable Extension Term shall be an amount equal to the rate per rentable square foot as follows:

         First Renewal Option
         --------------------

         Year 11           $14.40 per rentable square foot per year
         Year 12           $14.76 per rentable square foot  per  year
         Year 13           $15.13 per rentable square foot  per  year
         Year 14           $15.51 per rentable square foot  per  year
         Year 15           $15.90 per rentable square foot  per  year

         Second Renewal Option
         ---------------------

         Year 16           $16.30 per rentable square foot per year
         Year 17           $16.70 per rentable square foot per year
         Year 18           $17.12 per rentable square foot per year
         Year 19           $17.55 per rentable square foot per year
         Year 20           $17.99 per rentable square foot per year

SECTION 20.12. FIRST OPTION TO EXPAND. Provided Tenant is not in default hereunder, Tenant shall have the option to expand the Leased Premises by any portion of the second floor of the Building ("First Expansion Option"). Tenant shall exercise its First Expansion by providing Landlord with written notice of its exercise of the First Expansion Option on or before August 1, 1998. If Tenant properly exercises its expansion option, the terms of such expansion shall be upon the same terms and conditions as contained in this Lease except the amount of the square footage for the Leased Premises, the Building Expense Percentage, the Minimum Annual Rent, Monthly Rental Installments, the allowances and Termination Payment shall be increased pro rata to reflect such expansion of rentable square feet. Landlord and Tenant shall execute an amendment to the Lease reflecting the terms and conditions of such expansion. Tenant shall provide final space plans to Landlord on or before October 1, 1998 and agree upon final pricing of the tenant finish improvements for the First Expansion Space by November 1, 1998. Rent shall commence when Landlord delivers the First Expansion Option Space to Tenant substantially complete but no later than January 1, 1999 unless such delay is due to the acts of Landlord.

SECTION 20.13. SECOND OPTION TO EXPAND. Provided Tenant is not in default hereunder, Tenant shall have the option after the thirty-sixth (36th) month of the Lease Term to expand the Leased Premises by all or part of the remaining space on the second floor of the Building ("Second Expansion Option"). Tenant shall exercise its Second Expansion Option with ten (10) months prior written notice to Landlord given at any time, except that Landlord shall not be required to deliver the Second Expansion Space to Tenant substantially complete on or before the 38th month of the Lease Term. If Tenant exercises this option on or before the 26th month of the Lease Term, Tenant shall provide Landlord with final space plans for the Second Expansion Space on or before the 32nd month of the Lease Term and Tenant shall provide its agreement to the final pricing for any tenant finish improvements for the Second Expansion Space on or before the 34th month of the Lease Term. For every subsequent month after the 26th month of the Lease Term in which Tenant exercises this option, provided that Tenant provides Landlord with final space plans for the Second Expansion Space and its agreement to the final pricing for any tenant finish improvements for the Second Expansion Space, Landlord shall deliver the Second Expansion Space to Tenant substantially complete within four (4) months after the date Landlord receives the plans and agreement to the final pricing but Landlord shall not be required to deliver the Second Expansion Space any sooner than ten (10) months following receipt of Tenant's written notice of exercise of this Second Expansion Option. Landlord shall not be required to deliver the Second Expansion Space to Tenant substantially complete on or before the 38th month of the Lease Term. The Minimum Annual Rent and the Annual Rental Adjustment for the Second Expansion Space shall commence on the date that Landlord delivers the Second Expansion Space to Tenant substantially complete. The terms of such second expansion shall be upon the same terms and conditions as contained in this Lease except the amount of the square footage for the Leased Premises, the Building Expense Percentage, the Minimum Annual Rent and Monthly Rental Installments shall be increased pro rata to reflect such expansion, the length of term for the Second Expansion Option shall be the greater of five (5) years or coterminous with the original Term and Landlord shall provide Tenant an allowance for the tenant finish improvements as outlined below. If the Second Expansion Option space is first generation space, Landlord shall provide Tenant in addition to base building improvements as set forth in EXHIBIT B an allowance for tenant finish improvements below the finished ceiling for the Second Expansion Option space in an amount equal to $15.00 per rentable square foot of the Second Expansion option space ("Second Expansion Allowance") decreased to an amount determined by multiplying the Second Expansion Allowance by a fraction, the numerator of which is equal to the number of months of the initial term remaining after Tenant commences use of the Second Expansion Option space and the denominator of which is 120 (the number of months in the Lease Term). If the Second Expansion Option space is second generation space, Landlord shall provided Tenant an allowance for tenant finish improvements equal to One Dollar ($1.00) per rentable square foot of the Second Expansion Option space per year of the term of the Lease for the Second Expansion Option space. Tenant shall be required to lease the Second Expansion Option space in increments equal to the same rentable square footage of the space of the tenants Landlord must relocate. Tenant shall pay for all of the incremental costs incurred by Landlord to relocate any tenants to accommodate Tenant's Second Expansion option. Incremental costs shall be the actual relocation costs which include, but is not limited to, the cost of telephone installation, moving of equipment and furniture, data wiring and installation, printing of stationery with new address, and the portion of the tenant improvement costs not amortized over an extended term for the relocated tenant. All leases with tenants on the second floor of the Building shall provide for Landlord to relocate such tenant. Landlord shall use commercially reasonable efforts to obtain a new five (5) year term for the relocating tenants.

SECTION 20.14. EARLY OCCUPANCY. Subject to Excusable Delays, Landlord shall deliver possession of the Leased Premises to Tenant on November 1, 1998 ("Early Occupancy Date"). The Early Occupancy Date shall be extended for any Excusable Delays. All terms and conditions of this Lease will become effective upon Tenant taking possession of the Leased Premises, except for the payment of Minimum Annual Rent and the Annual Rental Adjustment, which will commence on the earlier of (i) sixty (60) days after the Early Occupancy Date or (ii) sixty (60) days after the date the Leased Premises would have been ready for Tenant's occupancy but for Tenant caused delays.

SECTION 20.15. MEMORANDUM OF LEASE. The parties agree that this Lease may not be recorded but that either party may request that the other execute a Memorandum of Lease which may be recorded. The Memorandum of Lease may be amended to reflect the addition of additional land to the Leased Premises. The parties agree to remove the Memorandum of Lease of record upon the expiration or earlier termination of this Lease.

SECTION 20.16. RESTRICTION ON ANNOUNCEMENT. Landlord and Tenant agree that neither shall make any public announcement regarding this Lease until both parties have mutually reviewed and approved any press releases.

SECTION 20.17. CONTINGENCY. Landlord and Tenant's obligations hereunder are specifically contingent upon both parties entering into a lease for leased premises at 4900 Duke Drive and 9370 Mason-Montgomery Road.

IN WITNESS WHEREOF, the parties hereto have fully executed this Lease as of the day and year first above written.

                                    LANDLORD:

                                    DUKE REALTY LIMITED PARTNERSHIP,
WITNESSES:                          an Indiana limited partnership
  /s/ Naomi Gump
------------------------
  Naomi Gump                        By:   Duke Realty Investments, Inc.,
-------------------------                 its general partner
(Printed)

  /s/ Ricena A. Watson
------------------------
  Ricena A. Watson                  By:   /s/ James W. Gray
------------------------               -----------------------------------------
(Printed)                                     James W. Gray
                                              Vice President and
                                              General Manager

                                     TENANT:

WITNESSES:                           BALDWIN PIANO AND ORGAN COMPANY, a
                                     Delaware corporation

  /s/ Linda L. Ketteler              By:  /s/ Karen L. Hendricks
------------------------                ----------------------------------------
 Linda L. Ketteler
-----------------------
(Printed)                            Printed:  Karen L. Hendricks
                                             -----------------------------------

 /s/ Margaret E. Schneider           Title:   Chairman, Ceo & President
-----------------------                    -------------------------------------
  Margaret E. Schneider
-----------------------
(Printed)




STATE OF OHIO        )
                     ) SS:
COUNTY OF HAMILTON   )

         Before me, a Notary Public in and for said County and State, personally appeared James W. Gray, by me known and by me known to be the Vice President and General Manager of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited Partnership, who acknowledged the execution of the foregoing "Office Lease" on behalf of said partnership.

         WITNESS my hand and Notarial Seal this   2    day of July       , 1998.
                                                -----        ------------

                                                 /s/ Ricena A. Watson (Mckee)
                                                 ----------------------------
                                                 Notary Public


                                                 ------------------------------
                                                 (Printed Signature)

My Commission Expires:  June 29, 2001
                        --------------------
My County of Residence:  Clermont
                        --------------------

STATE OF     OHIO        )
         --------------  ) SS:
COUNTY OF  CLERMONT      )
          --------------

Before me, a Notary Public in and for said County and State, personally appeared KAREN L. HENDRICKS, by me known and by me known to be the CHAIRMAN, CEO & PRESIDENT of Baldwin Piano and Organ Company, a Delaware corporation, who acknowledged the execution of the foregoing "Office Lease" on behalf of said corporation.

         WITNESS my hand and Notarial Seal this  30th  day of    June    , 1998.
                                                ------        -----------

                                                 /s/ Dorothy L. Girkin
                                                 ------------------------------
                                                 Notary Public

                                                 ------------------------------
                                                 (Printed Signature)

My Commission Expires:
                        --------------------
My County of Residence:       Butler
                        --------------------

                                  EXHIBIT "A-1"


           [PHOTOGRAPH OF BUILDING LOCATED AT 4680 GOVERNOR'S POINTE]

                                   EXHIBIT "A"

                [FLOOR PLAN - 4680 GOVERNORS HILL SECOND FLOOR]

                                   EXHIBIT "B"



                           BASE BUILDING IMPROVEMENTS

- Building HVAC system installed to Tenant's approved plans in sufficient capacity to meet all standard office use HVAC requirements; Tenant shall be responsible for the costs to install HVAC above standard office use to accommodate tenants computer room.
-      Building fire alarm, smoke detector and exit lights installed per code.
-      Electrical distribution modified to Tenant's approved plans.
-      Building standard horizontal window blinds installed.
- 2'x4' 4-tube, energy-efficient fluorescent light fixtures with parabolic lenses installed and wired per Tenant's approved plans.
- 2'x2' revealed edge ceiling tiles and grid installed, 8.5' minimum ceiling height.
-      Fire sprinkler system installed and modified to Tenant's approved plans.
-      All floors shall be smooth finished concrete.
- All building exterior columns, curtain walls and core and stairwell walls shall be insulated as necessary and drywalled, taped and bedded.

                                    EXHIBIT C
                                    ---------

                              RULES AND REGULATIONS


         1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress.

         2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Leased Premises other than Landlord standard drapes without Landlord's prior written approval. All electric ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent, of a quality, type, design and bulb color approved by Landlord. Neither the interior nor the exterior of any windows shall be coated or otherwise sunscreened without written consent of Landlord.

         3. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by any tenant on, about or from any part of the Leased Premises or the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove or stop same without any liability, and may charge the expense incurred in such removal or stopping to Tenant. Standard interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by the Landlord, and shall be of a size, color and style acceptable to Landlord. The directory tablet will be provided exclusively for the display of the name and location of Tenants only, and Landlord reserves the right to exclude any other names therefrom. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord's standard lettering.

         4. The sashes, sash doors, windows, and doors that reflect or admit light and air into halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant.

         5. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose subtenants, assignees or any of their servants, employees, agents, visitors or licensees shall have caused the same.

         6. No Tenant shall mark, paint, drill into, or in any way deface any part of the Leased Premises or the Building. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted, except with the prior written consent of the Landlord and as the Landlord may direct. Landlord shall direct electricians as to where and how telephone or telegraph wires are to be introduced. No boring or cutting for wires or stringing of wires will be allowed without written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Leased Premises shall be subject to the approval of Landlord.

         7. No bicycles, vehicles, birds or animals of any kind (except seeing eye dogs) shall be brought into or kept in or about the Leased Premises, and no cooking shall be done or permitted by any Tenant on the Leased Premises, except microwave cooking, and the preparation of coffee, tea, hot chocolate and similar items for Tenants and their employees which shall be permitted provided power shall not exceed that amount which can be provided by a 30 amp circuit. No Tenant shall cause or permit any unusual or objectionable odors to be produced or permeate the Leased Premises.

         8. The Leased Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Leased Premises. No Tenant shall occupy or permit any portion of the Leased Premises to be occupied

                                   Exhibit "C"
                                   Page 1 of 3
as an office for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or an employment bureau without the express written consent of Landlord. The Leased Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

         9. No Tenant shall make, or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. No Tenant shall throw anything out of doors, windows or down the passageways.

         10. No Tenant, subtenant or assignee nor any of its servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Leased Premises any inflammable, combustible or explosive fluid, chemical or substance.

         11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each Tenant must upon the termination of his tenancy, restore to the Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, such Tenant and in the event of the loss of keys so furnished, such Tenant shall pay to the Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

         12. All removals or the carrying in or out of any safes, freight, furniture, or bulky matter of any description must take place during the hours which Landlord shall reasonably determine from time to time. The moving of safes or other fixtures or bulky matter of any kind must be done upon previous notice to the superintendent of the Building and under his supervision, and the persons employed by any Tenant for such work must be acceptable to Landlord. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. The Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon supports approved by Landlord to distribute the weight.

         13. No Tenant shall purchase janitorial services from any person or persons not approved by Landlord.

         14. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion tends to impair the reputation of the Building or its desirability as an office location, and upon written notice from Landlord any Tenant shall refrain from or discontinue such advertising.

         15. Landlord reserves the right to require all persons entering the Building between the hours of 6 p.m. and 8 a.m. and at all hours on Sunday and legal holidays to register with Landlord's security personnel. Each Tenant shall be responsible for all persons entering the Building at Tenant's invitation, express or implied. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of an invasion, mob riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right without any abatement of rent to require all persons to vacate the Building and to prevent access to the Building during the continuance of the same for the safety of the Tenants and the protection of the Building and the property in the Building.

         16. Any persons employed by any Tenant to do janitorial work or other work in the Leased Premises shall, while in the Building and outside of the Leased Premises, be subject to and under the control and direction of the superintendent of the Building (but not as an agent or

                                   Exhibit "C"
                                   Page 2 of 3
servant of said superintendent or of the Landlord), and Tenant shall be responsible for all acts of such persons.

         17. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress.

         18. The requirements of Tenant will be attended to only upon application to the Office of the Building.

         19. Canvassing, soliciting and peddling in the Building are prohibited, and each Tenant shall report and otherwise cooperate to prevent the same.

         20. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Leased Premises in settings which will, to the maximum extent possible, absorb or prevent any vibration, noise and annoyance.

         21. No air-conditioning unit or other similar apparatus shall be installed or used by any Tenant without the written consent of Landlord.

         22. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and rubber side guards.

         23. No vending machine or machines of any description shall be installed, maintained or operated upon the Leased Premises without the written consent of Landlord.

         24. The scheduling of Tenant move-ins shall be subject to the reasonable discretion of Landlord.

         25. The Building is a smoke-free Building. Smoking is strictly prohibited within the Building. Smoking shall only be allowed in areas designated as a smoking area by Landlord. Tenant and its employees, representatives, contractors or invitees shall not smoke within the Building or throw cigar or cigarette butts or other substances or litter of any kind in or about the Building, except in receptacles placed in it for that purpose. Landlord may, at its sole discretion, impose a charge against monthly rent of $50.00 per violation by Tenant or any of its employees, representatives, contractors or invitees, of this smoking policy.

         26. Tenants will see that all doors are securely locked, water faucets, electric lights and electric machinery are turned off before leaving the Building.

         27. Parking spaces associated with the Building are intended for the exclusive use of passenger automobiles. Except for intermittent deliveries, no vehicles other than passenger automobiles may be parked in a parking space without the express written permission of Landlord.

         28. Tenant shall be responsible for and cause the proper disposal of medical waste, including hypodermic needles, created by its employees.

It is Landlord's desire to maintain in the Building the highest standard of dignity and good taste consistent with comfort and convenience for tenants. Any action or condition not meeting this high standard should be reported directly to Landlord. Your cooperation will be mutually beneficial and sincerely appreciated. The Landlord reserves the right to make such other and further rules and regulations as in its judgment may from time to time be needful for the safety, care and cleanliness of the lease premises, and for the preservation of good order therein.

                                   Exhibit "C"
                                   Page 3 of 3

                                   EXHIBIT "D"


                           LIST OF BALDWIN COMPETITORS


Greentree Financial Services or its parent Conseco Financial


Any company whose primary business is the manufacture, sale or marketing of musical keyboard instruments (including but not limited to Steinway, Yamaha, Bosendofer, Kawai, Young Chang, Roland, Technics, Karzweil and Korg)















                                     - D-1 -

                                   EXHIBIT "E"

               [FLOOR PLAN - 4680 GOVERNORS POINTE SECOND FLOOR]



                                     - D-2 -

                                   EXHIBIT "F"


                     SCHEDULE OF UNAMORTIZED TENANT FINISH
                       IMPROVEMENT COSTS & ALLOWANCES, AND
                 UNAMORTIZED LEASING COMMISSIONS AT THE END OF
                                    YEAR FIVE



         4680 PREMISES                                       UNAMORTIZED PORTION
         COMPONENT                ORIGINAL COST              AFTER YEAR FIVE

         TI Costs &
         Allowances:              $494,270.00                $307,422.25

         Leasing
         Commissions:             $164,501.61                $102,315.45
                                                             -----------

         Total Unamortized
         Costs:                                              $409,737.70
                                                             ===========

         OFFICE
         ASSUMPTIONS:     1) RENTABLE SQUARE FEET = 28,239 RSF
                          2) AMORTIZATION FACTOR = 10%




                                     - F-1 -

                                   EXHIBIT "G"
                                   Page 1 of 3

                             CLEANING SPECIFICATIONS

                            FIVE (5) NIGHTS PER WEEK
RESTROOMS
---------

A.       DAILY
         Spot clean all doors, partitions and walls.
         Empty waste paper and sanitary napkins receptacles.
         Restock or refill towel, tissue and soap dispensers.
         Clean and sanitize all commodes, urinals and wash basins inside and out, top and bottom.
         Clean and polish mirrors and other brightwork.
         Clean and polish all chrome fixtures including faucets, flushers and wash basin traps and piping.
         Clean and sanitize sink counters.
         Dust mop and damp mop floors using a quality germicidal detergent. Vacuum any carpeted areas.
         Dust partition tops.

B.       WEEKLY
         Dust entry door, ventilating louvers and tops of doors.
         Dust door frames, hinges and partition fasteners.
         Clean baseboard grouting to eliminate any mop water residue. Clean entry door kickplates.
         Floor mop. restroom floors using a quality germicidal detergent. Spray buff vat floor covering.
         Wet mop all janitor closets.

C.       MONTHLY
         Dust and clean all exhaust fan belts.
         Damp dust door frames, hinges and partition fasteners.

D.       BI-MONTHLY
         Wash all ceramic tile walls.
         Machine scrub all ceramic tile floors.
         Machine scrub and refinish all vat floor covering.

TENANT OFFICE AREAS
-------------------

A.       DAILY
         Vacuum sweep all rugs and carpeting, under moveable furniture and open areas.
         Dust and damp mop all hard surface flooring.
         Spot clean all doors, door frames and walls.
         Remove waste paper and normal office refuse through facilities provided by building.
         Dust all desk tops, lamps and other office furniture.
         Damp wipe and sanitize telephones.
         Damp wipe all ashtrays.
         Clean and polish all drinking fountains and water coolers.
         Spot clean interior glass.

B.       TWICE WEEKLY
         High dustings; all wall hangings, clocks, decorations, partition tops, chalkboard top, file cabinets and book shelves. Dust and wipe clean all air handling converters and window sills.

                                   EXHIBIT "G"

                                   Page 2 of 3



         Spot clean all file cabinets and desks.
         Low dusting; all desks, chairs and other office furniture, as well as dust and wipe clean all baseboards.

C.       WEEKLY
         Dust all chairs, vacuum all cloth office furniture.
         Vacuum  hard to reach areas, under desks, between desks and walls, behind file cabinets, etc.
         Vacuum all carpet at the base of the wall.
         Clean all coat racks and closets.
         Dust all door frames and binges.

D.       MONTHLY
         Clean the outside of all wastebaskets.
         Damp wipe all door frames and hinges.
         Machine scrub and refinish hard surface flooring.
         Dust and clean all overhead vents and air diffusers.

E.       QUARTERLY
         Dust all vertical surfaces and walls, partitions and other surfaces not previously mentioned.
         Dust window blinds.

F.       SEMI-ANNUALLY
         Strip and refinish all hard surface flooring.

G.       ANNUALLY
         Clean all standard building lighting fixtures.

COMMON AREAS
------------

A.       DAILY
         Vacuum sweep all rugs and carpeting.
         Check stairwells for debris and dust mop if necessary.
         Dust mop and damp mop any hard surface flooring.
         Dust baseboards.
         Spot clean stairwell doors.
         Spot clean all walls.
         Wipe clean all elevator call panels.
         Vacuum all carpeted stairwells.

B.       WEEKLY
         Vacuum all carpet at the base of the wall.
         Dust and damp dust fire equipment boxes, fire extinguishers, fire bells and exit lights.
         Damp dust fire stand pipes and valves.
         Spot clean stairwell walls and door kickplates.
         Damp dust stairwell railings, door frames and lighting fixtures.
         Damp mop landings and steps of stairwells.

C.       QUARTERLY
         Shampoo carpeting in halls and elevator lobbies.

MAIN LOBBY
----------

                                   EXHIBIT "G"

A.       DAILY
         Vacuum elevator cabs and thresholds.
         Clean and polish elevators cabs and the inside and outside of elevator doors.
         Clean ashtrays inside and out.
         Clean and polish entry glass, door frames and handles inside an out. Spot clean retail glass.
         Damp mop and spray buff lobby floor.

B.       WEEKLY
         Clean walls where required.

C.       MONTHLY
         Recoat lobby floor.

D.       SEMI-ANNUALLY
         Strip and refinish lobby floor.

                                   EXHIBIT "H"

           [PLAN FOR PARKING LOT FOR 4680 BUILDING GOVERNOR'S POINTE]